GSR MORTGAGE LOAN TRUST 2004-14

MORTGAGE PASS-THROUGH CERTIFICATES

SERIES 2004-14

MASTER SERVICING

and

TRUST AGREEMENT

among

GS MORTGAGE SECURITIES CORP.,

as Depositor,

U.S. BANK NATIONAL ASSOCIATION,

as Trustee,

JPMORGAN CHASE BANK,

as Custodian

and

WELLS FARGO BANK, N.A.,

as Securities Administrator and Master Servicer

Dated as of November 1, 2004

TABLE OF CONTENTS

ARTICLE I

DEFINITIONS

Section 1.01 Standard Terms

2

Section 1.02 Defined Terms

3

ARTICLE II

FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

Section 2.01 Conveyance to the Trustee

19

Section 2.02 Acceptance by the Trustee

19

Section 2.03 REMIC Elections and REMIC Designation

20

ARTICLE III

REMITTING TO CERTIFICATEHOLDERS

Section 3.01 Distributions to Certificateholders

25

Section 3.02 Allocation of Realized Losses and Shortfalls

31

Section 3.03 Crossover Amounts

32

Section 3.04 Reserve Fund

34

ARTICLE IV

THE SECURITIES

Section 4.01 The Certificates

36

Section 4.02 Denominations

36

Section 4.03 Redemption of Certificates

36

Section 4.04 Securities Laws Restrictions

37

ARTICLE V

MISCELLANEOUS PROVISIONS

Section 5.01 Request for Opinions

37

Section 5.02 Schedules and Exhibits

37

Section 5.03 Governing Law

37

Section 5.04 Counterparts

37

Section 5.05 Notices

38

SCHEDULES AND EXHIBITS

Schedule I

Mortgage Loans

Exhibit 1A1

Form of Class 1A1 Certificate

Exhibit 1AX

Form of Class 1AX Certificate

Exhibit 2A1

Form of Class 2A1 Certificate

Exhibit 2AX

Form of Class 2AX Certificate

Exhibit 3A1

Form of Class 3A1 Certificate

Exhibit 3A2

Form of Class 3A2 Certificate

Exhibit 3AX

Form of Class 3AX Certificate

Exhibit 4A1

Form of Class 4A1 Certificate

Exhibit 5A1

Form of Class 5A1 Certificate

Exhibit 5A2

Form of Class 5A2 Certificate

Exhibit 5AX

Form of Class 5AX Certificate

Exhibit 1B1

Form of Class 1B1 Certificate

Exhibit 1B2

Form of Class 1B2 Certificate

Exhibit 1B3

Form of Class 1B3 Certificate

Exhibit 1BX

Form of Class 1BX Certificate

Exhibit 1B4

Form of Class 1B4 Certificate

Exhibit 1B5

Form of Class 1B5 Certificate

Exhibit 1B6

Form of Class 1B6 Certificate

Exhibit 2B1

Form of Class 2B1 Certificate

Exhibit 2B2

Form of Class 2B2 Certificate

Exhibit 2B3

Form of Class 2B3 Certificate

Exhibit 2B4

Form of Class 2B4 Certificate

Exhibit 2B5

Form of Class 2B5 Certificate

Exhibit 2B6

Form of Class 2B6 Certificate

Exhibit R

Form of Class R Certificate

MASTER SERVICING AND TRUST AGREEMENT

THIS MASTER SERVICING AND TRUST AGREEMENT, dated as of November 1, 2004 (this “Trust Agreement”), is hereby executed by and among GS MORTGAGE SECURITIES CORP., a Delaware corporation (the “Depositor”), U.S. BANK NATIONAL ASSOCIATION, as trustee (the “Trustee”), JPMORGAN CHASE BANK, as custodian (the “Custodian”), and WELLS FARGO BANK, N.A., as securities administrator (in such capacity, the “Securities Administrator”) and master servicer (in such capacity, the “Master Servicer”).

PRELIMINARY STATEMENT

WHEREAS, the Depositor is duly authorized to form GSR Mortgage Loan Trust 2004-14 as a trust (the “Trust”) to issue a series of securities with an aggregate initial outstanding principal balance of $779,061,004 to be known as the Mortgage Pass-Through Certificates, Series 2004-14 (the “Certificates”).  The Trust is formed by this Trust Agreement, which fully incorporates by reference the Standard Terms to Master Servicing and Trust Agreement November 2004 Edition (the “Standard Terms”).  The Certificates in the aggregate evidence the entire beneficial ownership in the Trust.  The Certificates consist of the 19 classes of publicly offered certificates and 6 classes of privately placed certificates set forth in Section 2.03(d) herein.

WHEREAS, pursuant to Section 11.01 of the Standard Terms, the Securities Administrator, on behalf of the Trust, will make an election to treat all of the assets of the Trust  (exclusive of the Class 1AX Certificate Account, Class 2AX Certificate Account, Class 1BX Certificate Account and the Reserve Fund) as three real estate mortgage investment conduits (each, a “REMIC” and, individually, “REMIC I,” “REMIC II” and “REMIC III”) for federal income tax purposes.  The “startup day” of each REMIC for purposes of the REMIC Provisions is the Closing Date.

NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, the Depositor, the Trustee, the Securities Administrator, the Custodian and the Master Servicer agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01

Standard Terms.  The Depositor, the Trustee, the Securities Administrator, the Custodian and the Master Servicer acknowledge that the Standard Terms prescribe certain obligations of each such entity, with respect to the Certificates.  The Depositor, the Trustee, the Securities Administrator, the Custodian and the Master Servicer agree to observe and perform such prescribed duties, responsibilities and obligations, pursuant to the terms and conditions thereof and of this Trust Agreement, and acknowledge that, except to the extent inconsistent with the provisions of this Trust Agreement, the Standard Terms are and shall be a part of this Trust Agreement to the same extent as if set forth herein in full.

Pursuant to Section 2.02(f) of the Standard Terms, the Depositor acknowledges the appointment of the Custodian and agrees to deliver, or cause to be delivered, to the Custodian all Mortgage Loan documents that are to be included in the Trustee Mortgage Loan File for each Mortgage Loan.  The Depositor and the Custodian acknowledge that, pursuant to the existing Custodial Agreements entered into between the Custodian and predecessors in interest of the Depositor, the Custodian previously acted as custodian for such predecessors in interest and that in connection with the formation of the Trust, the Depositor will assign each Custodial Agreement to the Trustee and cause a receipt to be issued in the name of the Trustee.

Section 1.02

Defined Terms.  Capitalized terms used but not defined herein shall have the respective meanings assigned to them in Section 1.01 of the Standard Terms or in the Sale and Servicing Agreements.  In the event of a conflict between the Standard Terms and the Sale and Servicing Agreements, the Sale and Servicing Agreements shall govern.  In the event of a conflict between the Standard Terms and this Trust Agreement, the Trust Agreement shall govern.  As used herein, the following terms shall have the respective meanings assigned thereto:

 “Accrued Certificate Interest”:  For each Class of Certificates and any Distribution Date, the sum of (i) previously accrued Certificate Interest for such Class that remained unpaid on the previous Distribution Date (on a cumulative basis) and (ii) accrued Certificate Interest for such Class for the related Interest Accrual Period.  Accrued Certificate Interest may be reduced for certain interest shortfalls, as further set forth in Section 3.02.

“Administrative Cost Rate”:  For each Mortgage Loan, the applicable Servicing Fee Rate plus the Lender Paid Mortgage Insurance Rate, if applicable.

“Affected Senior Certificate”: As defined in Section 3.03 hereof.

“Affected Subordinate Certificate”:  As defined in Section 3.01(e) hereof.

“Assignment Agreements”:  Each of the Step 1 Assignment Agreements and the Step 2 Assignment Agreements, collectively.

“Available Distribution Amount”:  For any Distribution Date and any Loan Group, the sum for the Mortgage Loans in such Loan Group of the following amounts:

(1)

the total amount of all cash received from or on behalf of the Borrowers or advanced by the applicable Servicer (or the Master Servicer (or Trustee, if the applicable Servicer is Wells Fargo) as successor servicer in the event the applicable Servicer fails to make such required advances, or by the Trustee as successor master servicer in the event the Master Servicer fails to make any such required advances, in each case pursuant to Section 3.05 of the Standard Terms) on the Mortgage Loans in such Loan Group and not previously distributed (including Advances made by such Servicer (or the Master Servicer is Wells Fargo) in the event the applicable Servicer fails to make any such required advances, or by the Trustee as successor master servicer, or by another successor servicer, in the event the Master Servicer fails to make any such required advances, in each case pursuant to Section 3.05 of the Standard Terms), Compensating Interest Payments made by such Servicer (or the Master Servicer or the Trustee as successor Master Servicer, as the case may be) and proceeds of Mortgage Loans that are liquidated), except:

(a)

all Scheduled Payments collected but due on a Due Date after that Distribution Date;

(b)

all Curtailments received after the previous calendar month;

(c)

all Payoffs received after the previous calendar month (together with any interest payment received with those Payoffs to the extent that it represents the payment of interest accrued on the Mortgage Loans for the period after the previous calendar month);

(d)

Liquidation Proceeds and Insurance Proceeds received on the Mortgage Loans in such Loan Group after the previous calendar month;

(e)

all amounts in the REMIC I Distribution Account from Mortgage Loans in such Loan Group that are then due and payable to the applicable Servicer under the related Sale and Servicing Agreement;

(f)

the Servicing Fee and the Lender Fee Paid Mortgage Insurance Amount for each Mortgage Loan in such Loan Group, net of any amounts payable as compensating interest by the applicable Servicer on that Distribution Date;

(g)

any Crossover Amount from such Loan Group required to be allocated to any other Loan Group pursuant to Section 3.03; and

(h)

such Loan Group’s share of all amounts reimbursable on such Distribution Date to the Securities Administrator and Trustee as provided herein.

(2)

the total amount of any cash received by the Securities Administrator or the applicable Servicer (or the Master Servicer or the Trustee) from the repurchase by the applicable Seller, the Depositor or GSMC of any Mortgage Loans pursuant to any Assignment Agreement or Sale and Servicing Agreement as a result of defective documentation or breach of representations and warranties (provided that the obligation to repurchase arose before the related Due Date); and

(3)

any Subsequent Recoveries received with respect to the Mortgage Loans in such Loan Group.

“Book-Entry Certificates”:  The Senior Certificates and the Senior Subordinate Certificates.

“Certificate Interest”:  For each Class of Certificates, on each Distribution Date, an amount equal to the product of (a) the Certificate Rate for such Class, (b) a fraction, the numerator of which is 30 and the denominator of which is 360, and (c) the applicable Class Principal Balance or, in the case of the Interest Only Certificates, the applicable Notional Amount.

“Certificates”:  The Class 1A1, Class 1AX, Class 2A1, Class 2AX, Class 3A1, Class 3A2, Class 3AX, Class 4A1, Class 5A1, Class 5A2, Class 5AX, Class R, Class 1B1, Class 1B2, Class 1B3, Class 1BX, Class 1B4, Class 1B5 and Class 1B6, Class 2B1, Class 2B2, Class 2B3, Class 2B4, Class 2B5, and Class 2B6.

“Certificate Rate”:  With respect to each Class of Certificates on any Distribution Date, the percentage per annum rate or other entitlement to interest described in Section 2.03 hereof.

“Class”:  Each class of Certificates or REMIC Interests.

“Class 1AX Certificate Account”:  As defined in Section 3.04(b).

“Class 1AX Interest”:  As defined in the footnotes to Section 2.03(c) hereof.

“Class 1BX Certificate Account”: As defined in Section 3.04(b).

“Class 1BX Interest”:  As defined in the footnotes to Section 2.03(c) hereof.

“Class 1BX Rate”: With respect to any Distribution Date for the Class 1BX certificates, will equal a per annum rate equal to the excess, if any, of (a) the weighted average of the Net Rates for the Mortgage Loans in Loan Group 1 and Loan Group 2 as of the first day of the month preceding the month of such Distribution Date weighted on the basis of the related Group Subordinate Amounts over (b) the weighted average of the Certificate Rates for the Class 1B1, Class 1B2 and Class 1B3 Certificates, weighted on the basis of their respective Class Principal Balances immediately preceding such Distribution Date.

“Class 2AX Certificate Account”: As defined in Section 3.04(b).

“Class 2AX Interest”:  As defined in the footnotes to Section 2.03(c) hereof.

“Class B Certificates”:  The Class 1B1, Class 1B2, Class 1B3, Class 1BX, Class 1B4, Class 1B5, Class 1B6, Class 2B1, Class 2B2, Class 2B3, Class 2B4, Class 2B5 and Class 2B6 Certificates.

“Class I Interests”:  The Class I-1B, Class I-1Q, Class I-2B, Class I-2Q, Class I-3B, Class I-3Q Interests, Class I-4B, Class I-4Q, Class I-5B and Class I-5Q Interests, each of which shall constitute a class of regular interests in REMIC I.

“Class II Interests”:  The Class II-1A1, Class II-2A1, Class II-3A1, Class II-3A2, Class II-4A1, , Class II-5A1, Class II-5A2, Class II-1B1, Class II-1B2, Class II-1B3, Class II-1B4, Class II-1B5 Class II-1B6, Class II-2B1, Class II-2B2, Class II-2B3, Class II-2B4, Class II-2B5 and Class II-2B6 Interests, each of which shall constitute a class of regular interests in REMIC II.

“Class Principal Balance”:  With respect to each Class of Certificates or Interests, as of the close of business on any Distribution Date, the initial balance of such Class of Certificates or Interests set forth in Section 2.03(d) reduced by (a) all principal payments (other than payments in reimbursement of Realized Losses) previously distributed to such Class of Certificates or Interests in accordance with the Trust Agreement, and (b) all Realized Losses, if any, previously allocated to such Class of Certificates or Interests pursuant to the Trust Agreement, and increased by (c) the amount of any Subsequent Recoveries allocated to that Class.

“Class R Certificates”:  The Class of Certificates issued hereunder and so designated, which are each composed of the Class R-I Interest, the Class R-II Interest and the Class R-III Interest.

“Class R-I Interest”:  The “residual interest” (as defined in Code Section 860G(a)(2)) in REMIC I, the beneficial interest in which is represented by the Class R Certificates.

“Class R-II Interest”:  The “residual interest” (as defined in Code Section 860G(a)(2)) in REMIC II, the beneficial interest in which is represented by the Class R Certificates.

“Class R-III Interest”:  The “residual interest” (as defined in Code Section 860G(a)(2)) in REMIC III, the beneficial interest in which is represented by the Class R Certificates.

“Closing Date”:  November 26, 2004.

“Corresponding Class”:  The Class of Certificates that corresponds to a class of REMIC II Regular Interests, as set forth in the table provided below:

Corresponding REMIC II REMIC Regular Interest	Corresponding Class or Classes of Certificates

Class II-1A1	Class 1A1, Class 1AX
Class II-2A1	Class 2A1, Class 2AX
Class II-3A1	Class 3A1, Class 3AX
Class II-3A2	Class 3A2, Class 3AX
Class II-4A1	Class 4A1
Class II-5A1	Class 5A1, Class 5AX
Class II-5A2	Class 5A2
Class II-1B1	Class 1B1, Class 1BX
Class II-1B2	Class 1B2, Class 1BX
Class II-1B3	Class 1B3, Class 1BX
Class II-1B4	Class 1B4
Class II-1B5	Class 1B5
Class II-1B6	Class 1B6
Class II-2B1	Class 2B1
Class II-2B2	Class 2B2
Class II-2B3	Class 2B3
Class II-2B4	Class 2B4
Class II-2B5	Class 2B5
Class II-2B6	Class 2B6

“Countrywide”:  Countrywide Home Loans, Inc., or any successor in interest.

“Countrywide Servicing”:  Countrywide Home Loans Servicing, LP, or any successor in interest.

“CMT Rate”:  A rate determined based on the average weekly yield on U.S. Treasury securities adjusted to a constant maturity of one year as published in Federal Reserve Statistical Release H.15 (519) during the last full week occurring 45 days prior to the applicable loan adjustment date, and annually thereafter.

“Crossover Amounts”:  Amounts related to a Loan Group that are required to be paid to the Senior Certificates related to another Loan Group pursuant to Section 3.03.

 “Curtailments”:  Voluntary partial prepayments on a Mortgage Loan (i.e., not including Payoffs, Liquidation Proceeds, Insurance Proceeds, or Condemnation Proceeds).

“Custodian”:  JPMorgan Chase, in its capacity as custodian under each of the Custodial Agreements, and any successor Custodian thereunder.

“Custodial Agreement”:  Each of (i) the Custodial Agreement, dated as of March 1, 2004, among Countrywide, Countrywide Servicing and the Custodian, (ii) the Custodial Agreement, dated as of February 1, 2004, among GSMC, IndyMac Bank, F.S.B. and the Custodian, (iii) the Custodial Agreement, dated as of May 1, 2004, among GSMC, National City Mortgage Co. and the Custodian and (iv) the Custodial Agreement, dated as of June 1, 2004, among GSMC, Wells Fargo and the Custodian.

“Cut-Off Date”:  November 1, 2004.

“Delinquency/Loss Test”:  The test as to whether on any Distribution Date with respect to Loan Group 1 and Loan Group 2:  (A) the aggregate outstanding principal balance of the Mortgage Loans related to Group 1 and Group 2 delinquent 60 days or more (including Mortgage Loans related to Group 1 and 2 in bankruptcy or foreclosure and REO Property) averaged over the immediately preceding three-month period is less than or equal to 50% of the aggregate outstanding Class Principal Balance of the Group 1 and Group 2 Subordinate Certificates as of such Distribution Date, and (B) cumulative Realized Losses as of each Distribution Date prior to December 2015, December 2016, December 2017 and December 2018 (and each December thereafter) do not exceed 30%, 35%, 40%, 45% and 50%, respectively, of the aggregate initial Class Principal Balance of the Subordinate Certificates related to Group 1 and Group 2, then the Senior Prepayment Percentage related to Loan Group 1 and Loan Group 2; and the test as to whether on any Distribution Date with respect to Loan Group 3, Loan Group 4 and Loan Group 5: (A) the aggregate outstanding principal balance of the Mortgage Loans related to Group 3 Group 4 and Group 5 delinquent 60 days or more (including Mortgage Loans related to Group 3, Group 4 and Group 5 in bankruptcy or foreclosure and REO Property) averaged over the immediately preceding three-month period is less than or equal to 50% of the aggregate outstanding Class Principal Balance of the Group 3, Group 4 and Group 5 Subordinate Certificates as of such Distribution Date, and (B) cumulative Realized Losses as of each Distribution Date prior to December 2012, December 2013, December 2014 and December 2015 (and each December thereafter) do not exceed 30%, 35%, 40%, 45% and 50%, respectively, of the aggregate initial Class Principal Balance of the Group 3, Group 4 and Group 5 Subordinate Certificates related to Group 3, Group 4 and Group 5.

“Distribution Date”:  The 25th day of each month, or if such day is not a Business Day, the next Business Day following such day.  The initial Distribution Date shall be December 27, 2004.

“Due Date”:  For any Mortgage Loan, the first day in each calendar month.

“Due Period”:  With respect to each Distribution Date, the period beginning on the second day of the month preceding the month of such Distribution Date and ending on, and including, the first day of the month of such Distribution Date.

“Group 1 Certificates”:  The Class 1A1 and Class 1AX Certificates.  The Group 1 Certificates are related to Loan Group 1.

 “Group 2 Certificates”:  The Class 2A1, Class 2AX and Class R Certificates.  The Group 2 Certificates are related to Loan Group 2.

“Group 3 Certificates”:  The Class 3A1, 3A2 and 3AX Certificates.  The Group 3 Certificates are related to Loan Group 3.

“Group 4 Certificates”:  The Class 4A1 Certificates.  The Group 4 Certificates are related to Loan Group 4.

“Group 5 Certificates”:  The Class 5A1, 5A2 and 5AX Certificates.  The Group 5 Certificates are related to Loan Group 5.

 “Group Subordinate Amount”:  As to any Distribution Date and (i) the Mortgage Loans in Loan Group 1, will be equal to the excess of the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group 1 for the preceding Distribution Date over the aggregate Class Principal Balance of the Group 1 Certificates after giving effect to distributions on that preceding Distribution Date, (ii) the Mortgage Loans in Loan Group 2, will be equal to the excess of the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group 2 for the preceding Distribution Date over the aggregate Class Principal Balance of the Group 2 Certificates after giving effect to distributions on that preceding Distribution Date, (iii) the Mortgage Loans in Loan Group 3, will be equal to the excess of the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group 3 for the preceding Distribution Date over the aggregate Class Principal Balance of the Group 3 Certificates after giving effect to distributions on that preceding Distribution Date, (iv) the Mortgage Loans in Loan Group 4, will be equal to the excess of the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group 4 for the preceding Distribution Date over the aggregate Class Principal Balance of the Group 4 Certificates after giving effect to distributions on that preceding Distribution Date, and (v) the Mortgage Loans in Loan Group 5, will be equal to the excess of the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group 5 for the preceding Distribution Date over the aggregate Class Principal Balance of the Group 5 Certificates after giving effect to distributions on that preceding Distribution Date.

“GSMC”:  Goldman Sachs Mortgage Company, a New York limited partnership, and its successors in interest.

“Initial Reserve Fund Deposit Amount”:  With respect to each of the Class 1AX Certificate Account, the Class 2AX Certificate Account and the Class 1BX Certificate Account, an amount equal to $1,000.

“Interest Accrual Period”:  For any distribution date, the interest accrual period for the Class 1A1, Class 2A1, Class 1B1, Class 1B2 and Class 1B3 certificates will be the period commencing on the 25th day of the month prior to such distribution date and ending on the 24th day of the month in which such distribution date occurs and for the other classes of certificates, the interest accrual period will be the preceding calendar month.

“Interest Only Certificates”:  The Class 1AX, Class 2AX, Class 3AX, Class 5AX and Class 1BX Certificates.

“JPMorgan Chase”:  JPMorgan Chase Bank, a New York banking corporation, and its successors in interest.

“Junior Subordinate Certificates”:  The Class 1B4, Class 1B5, Class 1B6, Class 2B4, Class 2B5 and Class 2B6 Certificates.

“Lender Paid Mortgage Insurance Amount”:  With respect to any Lender Paid Mortgage Insurance Loan, the interest portion of each Scheduled Payment that is paid by the related Borrower that will be used to pay the monthly premium of the “lender paid” primary insurance policy on such Lender Paid Mortgage Insurance Loan, which is calculated by multiplying the Scheduled Principal Balance as of the related date of determination on such Lender Paid Mortgage Insurance Loan by the applicable Lender Paid Mortgage Insurance Rate.

“Lender Paid Mortgage Insurance Loan”:  Each of the Mortgage Loans identified on the Mortgage Loan Schedule as having a Lender Paid Mortgage Insurance Rate.

“Lender Paid Mortgage Insurance Rate”:  With respect to any Lender Paid Mortgage Insurance Loan, a per annum rate equal to the percentage indicated on the Mortgage Loan Schedule under the heading “Lender Paid Mortgage Insurance Rate.”

“LIBOR”:  Shall be 2.140% for the first Interest Accrual Period and, for any subsequent Interest Accrual Period, the offered rate for one-month United States dollar deposits which appears on Telerate Page 3750, as reported by Bloomberg Financial Markets Commodities News (or such other page as may replace Telerate Page 3750 for the purpose of displaying comparable rates), as of 11:00 a.m. (London time) on the LIBOR Determination Date applicable to such Interest Accrual Period.  If such rate does not appear on Telerate Page 3750 (or such other page as may replace Telerate Page 3750 for the purpose of displaying comparable rates), the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to leading banks in the London interbank market for a period of one month commencing on the first day of the relevant Interest Accrual Period.  The Securities Administrator will request the principal London office of each of the Reference Banks to provide a quotation of its rate to the Securities Administrator.  If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations.  If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Securities Administrator, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period (commencing on the first day of the relevant Interest Accrual Period).  If none of such major banks selected by the Securities Administrator quotes such rate to the Securities Administrator, LIBOR for such LIBOR Determination Date will be the rate in effect with respect to the immediately preceding LIBOR Determination Date.  The Securities Administrator’s determination of LIBOR for any Determination Date and any Certificate Rate based on such LIBOR calculation shall be final and binding in the absence of manifest error.

“LIBOR Determination Date”:  With respect to any Interest Accrual Period and any floating rate certificate, the second London Business Day prior to the date on which such Interest Accrual Period commences.

“Liquidated Mortgage Loan”: A Mortgage Loan for which the applicable Servicer has determined that it has received all amounts that it expects to recover from or on account of the Mortgage Loan, whether from Insurance Proceeds, Liquidation Proceeds, the liquidation of any assets pledged for the further security of such Mortgage Loan in addition to the Mortgaged Property or otherwise.

“Liquidation Principal”:  For any Distribution Date, the principal portion of Liquidation Proceeds received with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date.

 “Loan Group 1”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group 1.

“Loan Group 2”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group 2.

“Loan Group 3”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group 3.

“Loan Group 4”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group 4.

“Loan Group 5”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group 5.

“London Business Day”:  A day on which commercial banks in London are open for business (including dealings in foreign exchange and foreign currency deposits).

“Master Servicer”:  Wells Fargo Bank, N.A., its successors and assigns, including any successor master servicer.

“Master Servicer Fee”:  With respect to any Distribution Date, all income and gain realized from the investment of funds in the Master Servicer Account during the period from and including the Master Servicer Remittance Date in the calendar month immediately preceding the month in which such Distribution Date occurs, to but excluding the Master Servicer Remittance Date relating to such Distribution Date.

“Moody’s”:  Moody’s Investors Service, Inc., and its successors in interest.

“Mortgage Loans”:  The mortgage loans listed on Schedule I hereto.

“Nat City”: National City Mortgage Co., or any successor in interest.

“Net Rate”:  With respect to each Mortgage Loan, the interest rate of such Mortgage Loan less the Administrative Cost Rate applicable to such Mortgage Loan.  For purposes of calculating the Certificate Rates of the Interests and Certificates, the Net Rate of a Mortgage Loan will be calculated without regard to any modification, waiver or amendment of the interest rate of the Mortgage Loan, whether agreed to by any Servicer or resulting from a bankruptcy, insolvency or similar proceeding involving the related Borrower.  Further, in the case of any Distribution Date and any Mortgage Loan that has a first payment date after the first day of the related Due Period, the Net Rate of such Mortgage Loan shall be treated as zero for purposes of calculating the Certificate Rates of the Interests and the Certificates.

“Net WAC Rate”:  With respect to any Distribution Date and each Loan Group, the per annum rate equal to a fraction (i) the numerator of which is the sum, for each Mortgage Loan in such Loan Group, of the product of (x) the Net Rate in effect for such Mortgage Loan as of the beginning of the related Due Period and (y) the Scheduled Principal Balance of such Mortgage Loan as of the beginning of the related Due Period (after taking into account scheduled payments of principal on such date), and (ii) the denominator of which is the aggregate Scheduled Principal Balance of the Mortgage Loans in such Loan Group as of the beginning of the related Due Period.

“Net WAC Shortfall”:  For the Class 1A1, Class 2A1, Class 1B1, Class 1B2 and Class 1B3 Certificates and any Distribution Date, for the respective Class the sum of:

(1)

the excess, if any, of the amounts of interest that would be payable to such Class if the Certificate Rate for such Class were calculated without regard to clause (b) in the definition thereof, over the actual amount of interest distributable for such Class for such Distribution Date;

(2)

any excess described in clause (1) above remaining unpaid from prior Distribution Dates; and

(3)

interest for the applicable Interest Accrual Period on the amount described in clause (2) above based on the applicable Certificate Rate.

“Notional Amount”:  With respect to any Distribution Date and the Class 1AX Certificates, an amount equal to the aggregate Class Principal Balance of the Class 1A1 Certificates immediately prior to such Distribution Date. With respect to any Distribution Date and the Class 2AX Certificates, an amount equal to the Class Principal Balance of the Class 2A1 Certificates immediately prior to such Distribution Date.  With respect to any Distribution Date and the Class 3AX Certificates, an amount equal to the aggregate Class Principal Balance of the Class 3A1 and 3A2 Certificates immediately prior to such Distribution Date.  With respect to any Distribution Date and the Class 5AX Certificates, an amount equal to the Class Principal Balance of the Class 5A1 Certificates immediately prior to such Distribution Date. With respect to any Distribution Date and the Class 1BX Certificates, an amount equal to the aggregate Class Principal Balance of the Class 1B1, Class 1B2 and Class 1B3 Certificates immediately prior to such Distribution Date.

“Payoffs”:  Voluntary prepayments in full on a Mortgage Loan.

“Prepayment Period”:  As to each Distribution Date, the preceding calendar month.

“Principal Payment Amount”:  For any Distribution Date and any Loan Group, the sum, for all Mortgage Loans in such Loan Group, of the portion of Scheduled Payments due on the Due Date immediately before the Distribution Date that are allocable to principal on the Mortgage Loans in such Loan Group.

“Principal Prepayment Amount”:  For any Distribution Date and any Loan Group, the sum, for all of the Mortgage Loans in such Loan Group, of all Payoffs and Curtailments that were received during the related Prepayment Period.

“Rating Agency”:  S&P and Moody’s.

“Record Date”:  For any Distribution Date and any Class of Certificates, the last Business Day of the related Interest Accrual Period.

“Reference Banks”:  Four major banks in the London interbank market selected by the Securities Administrator.

“Regular Certificates”:  The Senior Certificates (other than the Class R Certificates) and the Subordinate Certificates.

“Regular Interests”:  The REMIC I Regular Interests, the REMIC II Regular Interests or the Certificates (other than the Class R Certificates).

“REMIC”:  REMIC I, REMIC II or REMIC III.

“REMIC Interests”:  Each Class of Regular Interests, the Class R-I Interest, the Class R-II Interest and the Class R-III Interest issued pursuant to Section 2.03.

“REMIC I”:  One of the three real estate mortgage investment conduits created in the Trust, the assets of which consist of the Mortgage Loans and certain other assets and the REMIC I Distribution Account.  Neither the Reserve Fund, the Class 1AX Certificate Account, the Class 2AX Certificate Account nor the Class 1BX Certificate Account shall be an asset of any REMIC formed hereby.

“REMIC I Regular Interests”:  The regular interests issued by REMIC I, consisting of the Class I Interests.

“REMIC I Subordinated Balance Ratio”:  The ratio among the principal balances of the Class I-1B Interest, Class I-2B Interest, Class I-3B Interest, Class I-4B and Class I-5B Interest equal to the ratio among the Group Subordinate Amounts for each of Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 and Loan Group 5.

“REMIC II”:  One of the real estate mortgage investment conduits created in the Trust, the assets of which consist of the REMIC II Distribution Account and the REMIC I Regular Interests.

“REMIC II Regular Interests”:  The regular interests in REMIC II, consisting of the Class II Interests.

“REMIC III”:  One of the real estate mortgage investment conduits created in the Trust, the assets of which consist of the Certificate Account and the REMIC II Regular Interests.

“REMIC III Regular Interests”:  The regular interests in REMIC III, as specified in Section 2.03(c) hereof.

“Remittance Date”:  The 18th day of each month, or if such day is not a Business Day, either the next succeeding business day or the business day immediately preceding such date, as set forth in the applicable Sale and Servicing Agreement.

“Required Reserve Fund Deposit”:  For any Distribution Date and the Class 1AX Certificates, an amount determined by the Securities Administrator and equal to the lesser of (i) interest otherwise distributable to the Class 1AX Certificates for such Distribution Date and (ii) the amount required to bring the balance on deposit in the Class 1AX Certificate Account up to an amount equal to the sum of (a) the Net WAC Shortfalls for such Distribution Date with respect to the Class 1A1 Certificates and (b) $1,000.  For any Distribution Date and the Class 2AX Certificates, an amount determined by the Securities Administrator and equal to the lesser of (i) interest otherwise distributable to the Class 2AX Certificates for such Distribution Date and (ii) the amount required to bring the balance on deposit in the Class 2AX Certificate Account up to an amount equal to the sum of (a) the Net WAC Shortfalls for such Distribution Date with respect to the Class 2A1 Certificates and (b) $1,000. For any Distribution Date and the Class 1BX Certificates, an amount determined by the Securities Administrator and equal to the lesser of (i) interest otherwise distributable to the Class 1BX Certificates for such Distribution Date and (ii) the amount required to bring the balance on deposit in the Class 1BX Certificate Account up to an amount equal to the sum of (a) the Net WAC Shortfalls for such Distribution Date with respect to the Class 1B1, Class 1B2 and Class 1B3 Certificates and (b) $1,000.

“Reserve Fund”:  A fund created as part of the Trust Estate pursuant to Section 3.04 of this Agreement, but which is not an asset of any of the REMICs, consisting of the Class 1AX Certificate Account, the Class 2AX Certificate Account and the Class 1BX Certificate Account.

“S&P”:  Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors in interest.

“Sale and Servicing Agreement”:  Each of (1) the Master Mortgage Loan Purchase Agreement dated as of July 1, 2004, between GSMC, as purchaser, and Countrywide Home Loans, Inc., as seller; (2) the Servicing Agreement dated as of July 1, 2004 between GSMC, as owner, and Countrywide Home Loans Servicing LP, as servicer; (3) Master Mortgage Loan Purchase Agreement dated as of February 1, 2004 between GSMC, as purchaser and IndyMac Bank F.S.B., as seller; (4) Servicing Agreement dated as of February 1, 2004 between GSMC, as owner, and IndyMac Bank F.S.B., as servicer; (5) the Amended and Restated Flow Seller’s Warranties and Servicing Agreement dated as of August 1, 2003 between GSMC, as purchaser, and National City Mortgage Co., as seller and servicer; (6) the Master Seller’s Warranties and Servicing Agreement dated as of August 1, 2004 between GSMC, as purchaser, and Wells Fargo Bank, N.A., as seller and servicer; and (7) the Seller’s Warranties and Servicing Agreement dated as of June 1, 2004 between GSMC, as purchaser, and Wells Fargo Bank, N.A., as seller and servicer.

“Scheduled Payment”:  For each Mortgage Loan, payments of interest and principal scheduled to be paid on each Due Date in accordance with the terms of related Mortgage Note.

“Securities Administrator”:  Wells Fargo Bank, N.A. in its capacity as Securities Administrator under this Trust Agreement, or its successor in interest in such capacity.

“Seller”:  Each of Countrywide Home Loans, Inc., IndyMac Bank F.S.B., National City Mortgage Co. and Wells Fargo Bank, N.A.

“Senior Certificates”:  Collectively, the Class 1A1, Class 1AX, Class 2A1, Class 2AX, Class 3A1, Class 3A2, Class 3AX, Class 4A1, Class 5A1, Class 5A2, Class 5AX and Class R Certificates.

“Senior Liquidation Amount”:  For any Distribution Date and any Loan Group, will equal the aggregate, for each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of that Distribution Date, of the lesser of (i) the applicable Senior Percentage of the Scheduled Principal Balance of that Mortgage Loan and (ii) the applicable Senior Prepayment Percentage of the Liquidation Principal derived from such Mortgage Loan.

“Senior Percentage”:  For any Distribution Date and any Loan Group, will equal the lesser of (a) 100% and (b) the sum of the Class Principal Balances (immediately before the Distribution Date) of the Senior Certificates related to such Loan Group, divided by the aggregate Scheduled Principal Balance of the Mortgage Loans in such Loan Group as of the beginning of the Due Period related to such Distribution Date.

“Senior Prepayment Amount”:  For any Distribution Date and any Loan Group, the product of (i) the applicable Senior Prepayment Percentage and (ii) the Principal Prepayment Amount for such Loan Group received during the related Prepayment Period.

“Senior Prepayment Percentage”: For each Distribution Date and any Loan Group, the applicable Senior Percentage for such Distribution Date, plus the percentage of the Subordinate Percentage for the applicable Loan Group or Loan Groups identified below for the period during which such Distribution Date occurs:

Loan Group 1 and Loan Group 2
Distribution Date	Percent of Applicable Subordinate Percentage
December 2004 through November 2014	100%
December 2014 through November 2015	70%
December 2015 through November 2016	60%
December 2016 through November 2017	40%
December 2017 through November 2018	20%
December 2018 and thereafter	0%

Loan Group 3, Loan Group 4 and Loan Group 5
Distribution Date	Percent of Applicable Subordinate Percentage
December 2004 through November 2011	100%
December 2011 through November 2012	70%
December 2012 through November 2013	60%
December 2013 through November 2014	40%
December 2014 through November 2015	20%
December 2015 and thereafter	0%

provided, however, that, on any Distribution Date, (i) if the Senior Percentage for such Distribution Date exceeds the initial Senior Percentage of such Loan Group as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group and that Distribution Date will equal 100%; (ii) if before the Distribution Date in December 2007, (x) the combined Subordinate Percentage for Loan Group 1 and Loan Group 2 for such Distribution Date is greater than twice the combined Subordinate Percentage as of the Closing Date and (y) the aggregate amount of Realized Losses realized on the Mortgage Loans in Loan Group 1 and Loan Group 2 are less than or equal to 20% of the initial aggregate Class Principal Balance of the Group 1 and Group 2 Subordinate Certificates, then the Senior Prepayment Percentage for Loan Group 1 and Loan Group 2 on the Mortgage Loans for such Distribution Date will equal the Senior Percentage for Loan Group 1 and Loan Group 2 plus 50% of the Subordinate Percentage for that Distribution Date; (iii) if before the Distribution Date in December 2007, (x) the combined Subordinate Percentage for Loan Group 3, Loan Group 4 and Loan Group 5 for such Distribution Date is greater than twice the combined Subordinate Percentage as of the Closing Date and (y) the aggregate amount of Realized Losses realized on the Mortgage Loans in Loan Group 3, Loan Group 4 and Loan Group 5 is less than or equal to 20% of the initial aggregate Class Principal Balance of the Group 3, Group 4 and Group 3 Subordinate Certificates, then the Senior Prepayment Percentage for Loan Group 3, Loan Group 4 and Loan Group 5 on the Mortgage Loans for such Distribution Date will equal the Senior Percentage for Loan Group 3, Loan Group 4 and Loan Group 5 plus 50% of the Subordinate Percentage for that Distribution Date;  (iv) if on or after the Distribution Date in September 2007, (x) the combined Subordinate Percentage for Loan Group 1 and Loan Group 2 for such Distribution Date is less than or equal to twice the Subordinate Percentage as of the Closing Date and (y) the aggregate amount of Realized Losses realized on the Mortgage Loans in Loan Group 1 and Loan Group 2 are less than or equal to 30% of the initial aggregate Class Principal Balance of the Group 1 and Group 2 Subordinate Certificates, then the Senior Prepayment Percentage for Loan Group 1 and Loan Group 2 for such Distribution Date will equal the Senior Percentage for Loan Group 1 and Loan Group 2 for such Distribution Date;  (v) if on or after the Distribution Date in September 2007, (x) the combined Subordinate Percentage for Loan Group 3, Loan Group 4 and Loan Group 5 for such Distribution Date is less than or equal to twice the Subordinate Percentage as of the Closing Date and (y) the aggregate amount of Realized Losses realized on the Mortgage Loans in Loan Group 3, Loan Group 4 and Loan Group 5 are less than or equal to 30% of the initial aggregate Class Principal Balance of the Group 3, Group 4 and Group 5 Subordinate Certificates, then the Senior Prepayment Percentage for Loan Group 3, Loan Group 4 and Loan Group 5 for such Distribution Date will equal the Senior Percentage for Loan Group 3, Loan Group 4 and Loan Group 5 for such Distribution Date; provided, further, that if the Delinquency/Loss Test is not satisfied for Loan Group 1 and Loan Group 2, or Loan Group 3, Loan Group 4, and Loan Group 5 as of the respective Distribution Date, the Subordinate Percentage for Loan Group 1 and Loan Group 2, or Loan Group 3, Loan Group 4 and Loan Group 5, as applicable, used to calculate the Senior Prepayment Percentage for the related Distribution Date shall equal 100%.  If on any Distribution Date the allocation to the Senior Certificates in the percentage required would reduce the sum of the Class Principal Balances of the Senior Certificates related to a Loan Group below zero, the Senior Prepayment Percentage for such Distribution Date and such Loan Group shall be limited to the percentage necessary to reduce such sum to zero.

“Senior Principal Distribution Amount”:  For each Distribution Date and each Loan Group, the sum of: (i) the applicable Senior Percentage of the Principal Payment Amount for such Loan Group, (ii) the applicable Senior Prepayment Percentage of the Principal Prepayment Amount for such Loan Group, (iii) the Senior Liquidation Amount for such Loan Group, and (iv) the applicable Senior Prepayment Percentage of any Subsequent Recoveries, with respect to the Mortgage Loans in such Loan Group.

“Senior Subordinate Certificates”:  The Class 1B1, Class 1B2, Class 1B3, Class 2B1, Class 2B2, and Class 2B3 Certificates.

“Servicer”:  Each of Countrywide Servicing, IndyMac Bank, F.S.B., NatCity and Wells Fargo Bank, N.A.

“Servicing Fee”:  With respect to each Distribution Date and each Mortgage Loan, the aggregate amount payable to the Servicer with respect to such Mortgage Loan, which amount payable is equal to one-twelfth of the applicable Servicing Fee Rate multiplied by the Scheduled Principal Balance of such Mortgage Loan as of the beginning of the Due Period related to such Distribution Date.

“Servicing Fee Rate”:  For each Mortgage Loan, the applicable per annum rate listed on the Mortgage Loan Schedule.

“Special Hazard Loss”:  Any loss on a Mortgage Loan resulting from (i) damage to the related Mortgaged Property caused by certain hazards (including earthquakes and, to a limited extent, tidal waves and related water damage) not insured against under the standard form of hazard insurance policy for the state in which the related Mortgaged Property is located or under a flood insurance policy if the Mortgaged Property is located in a federally designated flood area, or (ii) the application of the coinsurance clause contained in such hazard insurance policy; provided, however, that Special Hazard Losses shall not include losses caused by war, civil insurrection, action taken by governmental authority in hindering, combating or defending against an actual, impending or expected attack, errors in design, faulty workmanship or materials (unless the collapse of the property or a part thereof ensues, and then only the ensuing loss shall be considered a Special Hazard Loss), nuclear reaction, flood (if the Mortgaged Property is located in a federally designated flood area) and chemical contamination.

“Special Losses”:  As defined in Section 3.02 hereof.

“Step 1 Assignment Agreements”:  Each of (1) the Assignment, Assumption and Recognition Agreement dated as of November 1, 2004 among GSMC, as assignor, the Depositor, as assignee and Countrywide Home Loans, Inc., as seller; (2) the Assignment, Assumption and Recognition Agreement dated as of November 1, 2004 among GSMC, as assignor, the Depositor, as assignee and Countrywide Home Loans Servicing LP, as servicer; (3) the Assignment, Assumption and Recognition Agreement dated as of November 1, 2004 among GSMC, as assignor, the Depositor, as assignee and IndyMac Bank, F.S.B., as seller and servicer; (4) the Assignment, Assumption and Recognition Agreement dated as of November 1, 2004 among GSMC, as assignor, the Depositor, as assignee and National City Mortgage Co., as seller and servicer; and (5) the Assignment, Assumption and Recognition Agreement dated as of November 1, 2004 among GSMC, as assignor, the Depositor, as assignee, and Wells Fargo Bank, N.A., as seller and servicer.

“Step 2 Assignment Agreements”:  Each of (1) the Assignment, Assumption and Recognition Agreement dated as of November 1, 2004 among the Depositor, as assignor, the Trustee, as assignee, Countrywide Home Loans Servicing LP, as servicer, Countrywide Home Loans, Inc., as seller, and as acknowledged by the Master Servicer; (2) the Assignment, Assumption and Recognition Agreement dated as of November 1, 2004 among the Depositor, as assignor, the Trustee, as assignee, and IndyMac Bank, F.S.B., as seller and servicer, and as acknowledged by the Master Servicer; (3) the Assignment, Assumption and Recognition Agreement dated as of November 1, 2004 among the Depositor, as assignor, the Trustee, as assignee, and National City Mortgage Co., as seller and servicer, and as acknowledged by the Master Servicer; and (4) the Assignment, Assumption and Recognition Agreement dated as of November 1, 2004 among the Depositor, as assignor, the Trustee, as assignee and Wells Fargo Bank, N.A., as seller and servicer, and as acknowledged by the Master Servicer.

“Subordinate Certificates”:  The Class B Certificates.

“Subordinate Percentage”:  For any Distribution Date and any Loan Group, (x) 100%, minus (y) the Senior Percentage for such Loan Group.

“Subordinate Principal Distribution Amount”: For any Distribution Date and any Loan Group, (x) the sum, for such Loan Group, of the Principal Payment Amount, the Principal Prepayment Amount and the Liquidation Principal, minus (y) the Senior Principal Distribution Amount for such Loan Group, minus (z) Crossover Amounts, if any, allocable to principal paid to the Senior Certificates related to the other Loan Group.

“Subordination Levels”:  With respect to any Class of Subordinate Certificates on any specified date, the percentage obtained by dividing the sum of the Class Principal Balances of all Classes of Subordinate Certificates that are subordinate to that Class by the sum of the Class Principal Balances of all Classes of Certificates as of such date, before giving effect to distributions and allocations of Realized Losses to the Certificates on such date.

“Subsequent Recoveries”:  With respect to any Distribution Date and any Mortgage Loan, amounts received in respect of principal on such Mortgage Loan during the related Prepayment Period which have previously been allocated as a Realized Loss to a Class of Certificates.

“Trust Agreement”:  This Master Servicing and Trust Agreement, dated as of November 1, 2004, which incorporates by reference the Standard Terms.  Any references in any documents required hereunder, including references in documents within the Trustee Mortgage Loan File, to a Trust Agreement dated as of November 1, 2004, shall be deemed to refer to this Trust Agreement.

“Trust Estate”:  As defined in Section 2.01 hereof.

“Trustee”:  U.S. Bank National Association, not in its individual capacity but solely as Trustee under this Trust Agreement, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

“Undercollateralized Loan Group”: As defined in Section 3.03 hereof.

ARTICLE II

FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

Section 2.01

Conveyance to the Trustee.  To provide for the distribution of the principal of and interest on the Certificates in accordance with their terms, all of the sums distributable under this Trust Agreement with respect to the Certificates and the performance of the covenants contained in this Trust Agreement, the Depositor hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust, without recourse and for the exclusive benefit of the Holders, all of the Depositor’s right, title and interest in and to any and all benefits accruing to the Depositor from:  (a) the Mortgage Loans listed on each of Schedule I hereto, the related Trustee Mortgage Loan Files, and all Scheduled Payments due thereon after the Cut-Off Date and all principal prepayments collected with respect to the Mortgage Loans and paid by a Borrower on or after the Cut-Off Date, and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) the Sale and Servicing Agreements (other than GSMC’s rights to indemnification thereunder, which were retained by GSMC under the applicable Step 1 Assignment Agreements), as they relate to the Mortgage Loans; (c) the Custodial Agreements, as they relate to the Mortgage Loans; (d) the Assignment Agreements; (e) the REMIC I Distribution Account, the Master Servicer Account, the Certificate Account, the Reserve Fund, and the Collection Accounts, as they related to the Mortgage Loans and (f) proceeds of all of the foregoing (including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Collection Account, the REMIC I Distribution Account, the Reserve Fund and the Certificate Account, whether in the form of cash, instruments, securities or other property, all proceeds of any mortgage insurance, mortgage guarantees, hazard insurance, or title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, which at any time constitute all or part or are included in the proceeds of any of the foregoing) to pay the Certificates as specified herein (items (a) through (f) above shall be collectively referred to herein as the “Trust Estate”).

The foregoing sale, transfer, assignment, set-over and conveyance does not and is not intended to result in the creation of an assumption by the Trustee of any obligation of the Depositor, the Seller or any other person in connection with the Mortgage Loans, the Sale and Servicing Agreements, the Assignment Agreements or under any agreement or instrument relating thereto except as specifically set forth herein.

It is agreed and understood by the Trustee and the Depositor that it is not intended that any mortgage loan be included in the Trust that is a “High Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003 and the New Mexico Home Loan Protection Act effective January 1, 2004.

Section 2.02

Acceptance by the Trustee.  By its execution of this Trust Agreement, the Trustee acknowledges and declares that it holds and will hold or has agreed to hold (in each case through the applicable Custodian) all documents delivered to any such person from time to time with respect to the Mortgage Loans and all assets included in the definition of “Trust Estate” herein in trust for the exclusive use and benefit of all present and future Holders.  The Trustee has not created and will not create, and no officer of the Trustee has any actual knowledge or has received actual notice of, any interest in the Trust Estate contrary to the interests created by the Trust Agreement.  The Trustee has not entered, nor intends to enter, into any subordination agreement or intercreditor agreement with respect to any asset included in the Trust Estate.

Section 2.03

REMIC Elections and REMIC Designation.  Elections shall be made by the Securities Administrator to treat the assets of the Trust Estate (other than the Reserve Fund, the Class 1AX Certificate Account, the Class 2AX Certificate Account and the Class 1BX Certificate Account) described in the definition of the term “REMIC I,” the assets of the Trust Estate described in the definition of the term “REMIC II,” and the assets of the Trust Estate described in the definition of the term “REMIC III” as three separate REMICs for federal income tax purposes.  The REMIC I Regular Interests shall constitute the regular interests in REMIC I, the REMIC II Regular Interests shall constitute the regular interests in REMIC II,` and the REMIC III Regular Interests shall constitute the regular interests in REMIC III.  The Class R-I Interest shall constitute the residual interest in REMIC I, the Class R-II Interest shall constitute the residual interest in REMIC II and the Class R-III Interest shall constitute the residual interest in REMIC III, each of which shall be represented by the Class R Certificates.  References in the Standard Terms to REMIC I and REMIC II shall be deemed, for purposes of this Trust Agreement, to refer to REMIC I, REMIC II and REMIC III referred to herein, as modified by this Trust Agreement.

(a)

REMIC I Designations.

The pass-through rate with respect to the Class I-1B Interest and Class I-1Q Interest shall be a per annum rate equal to the Net WAC Rate for Loan Group 1.  The pass-through rate with respect to the Class I-2B Interest and Class I-2Q Interest shall be a per annum rate equal to the Net WAC Rate for Loan Group 2.  The pass-through rate with respect to the Class I-3B Interest and Class I-3Q Interest shall be a per annum rate equal to the Net WAC Rate for Loan Group 3.  The pass-through rate with respect to the Class I-4B Interest and Class I-4Q Interest shall be a per annum rate equal to the Net WAC Rate for Loan Group 4.  The pass-through rate with respect to the Class I-5B Interest and Class I-5Q Interest shall be a per annum rate equal to the Net WAC Rate for Loan Group 5.

As of the Closing Date and any date of determination, (i) the principal balance of the Class I-1B Interest shall equal 0.10% of the Group Subordinate Amount for Loan Group 1, (ii) the principal balance of the Class I-2B Interest shall equal 0.10% of the Group Subordinate Amount for Loan Group 2, (iii) the principal balance of the Class I-3B Interest shall equal 0.10% of the Group Subordinate Amount for Loan Group 3, (iv) the principal balance of the Class I-4B Interest shall equal 0.10% of the Group Subordinate Amount for Loan Group 4 and (v) the principal balance of the Class I-5B Interest shall equal 0.10% of the Group Subordinate Amount for Loan Group 5.

As of the Closing Date and any date of determination, (i) the principal balance of the Class I-1Q Interest shall equal the excess of the aggregate Scheduled Principal Balance of the Group 1 Mortgage Loans as of the end of the related Prepayment Period over the principal balance of the Class I-1B Interest, (ii) the principal balance of the Class I-2Q Interest shall equal the excess of the aggregate Scheduled Principal Balance of the Group 2 Mortgage Loans as of the end of the related Prepayment Period (less $100 allocable to the Class R-1 Interest until paid pursuant to Section 3.01(a)(ii)) over the principal balance of the Class I-2B Interest, (iii) the principal balance of the Class I-3Q Interest shall equal the excess of the aggregate Scheduled Principal Balance of the Group 3 Mortgage Loans as of the end of the related Prepayment Period over the principal balance of the Class I-3B Interest, (iv) the principal balance of the Class I-4Q Interest shall equal the excess of the aggregate Scheduled Principal Balance of the Group 4 Mortgage Loans as of the end of the related Prepayment Period over the principal balance of the Class I-4B Interest and (v) the principal balance of the Class I-5Q Interest shall equal the excess of the aggregate Scheduled Principal Balance of the Group 5 Mortgage Loans as of the end of the related Prepayment Period over the principal balance of the Class I-5B Interest.

On each Distribution Date, prior to distributions on the Certificates as provided in Section 3.01(a):  (i) the Available Distribution Amount (without regard to clause (1)(g) of the definition thereof) from Loan Group 1 shall be deemed distributed to the Class I-1B Interest and Class I-1Q Interest, (ii) the Available Distribution Amount (without regard to clause (1)(g) of the definition thereof) from Loan Group 2 (other than amounts paid to the Class R Certificates (in respect of the Class R-I Interest) pursuant to Section 3.01) shall be deemed distributed to the Class I-2B Interest and Class I-2Q Interest, and (iii) the Available Distribution Amount (without regard to clause (1)(g) of the definition thereof) from Loan Group 3 shall be deemed distributed to the Class I-3B Interest and Class I-3Q Interest, (iv) the Available Distribution Amount (without regard to clause (1)(g) of the definition thereof) from Loan Group 4 shall be deemed distributed to the Class I-4B Interest and Class I-4Q Interest and (v) the Available Distribution Amount (without regard to clause (1)(g) of the definition thereof) from Loan Group 5 shall be deemed distributed to the Class I-5B Interest and Class I-5Q Interest.

Distributions of principal shall be made, and Realized Losses shall be allocated:

(i)

first, to the Class I-1B Interest, Class I-2B Interest, Class I-3B Interest, Class I-4B Interest and Class I-5B Interest each from the related Loan Group, so that their respective principal balances (computed to at least eight decimal places) are equal to (A) 0.10% of the Group Subordinate Amount for Loan Group 1, (B) 0.10% of the Group Subordinate Amount for Loan Group 2, (C) 0.10% of the Group Subordinate Amount for Loan Group 3, (D) 0.10% of the Group Subordinate Amount for Loan Group 4 and (D) 0.10% of the Group Subordinate Amount for Loan Group 5 (except that if any such amount is a larger number than in the preceding distribution period, the least amount of principal shall be distributed or losses shall be allocated to the Class I-1B Interest, Class I-2B Interest, Class I-3B Interest, Class I-4B Interest and Class I-5B Interest as applicable, such that the REMIC I Subordinated Balance Ratio is maintained); and

(ii)

second, any remaining amounts of principal shall be distributed and losses shall be allocated from the related Loan Group, to the Class I-1Q Interest, Class I-2Q Interest, Class I-3Q Interest, Class I-4Q Interest and Class I-5Q Interest respectively.

(b)

REMIC II Designations.

The pass-through rate with respect to the Class II-1A1 Interest shall be a per annum rate equal to the Net WAC Rate for Loan Group 1.  The pass-through rate with respect to the Class II-2A1 Interest shall be a per annum rate equal to the Net WAC Rate for Loan Group 2.  The pass-through rate with respect to each of the Class II-3A1 and Class II-3A2 Interests shall be a per annum rate equal to the Net WAC Rate for Loan Group 3.  The pass-through rate with respect to each of the Class II-4A1 Interest shall be a per annum rate equal to the Net WAC Rate for Loan Group 4.  The pass-through rate with respect to each of the Class II-5A1 and Class II-5A2 Interests shall be a per annum rate equal to the Net WAC Rate for Loan Group 5.  For federal income tax purposes, the Pass-Through Rate for the Class 1B1, Class 1B2, Class 1B3, Class 1B4, Class 1B5 and Class 1B6 Certificates and each Corresponding REMIC II Regular Interest for any Distribution Date shall be expressed as a per annum rate equal to the weighted average of each interest in REMIC I having the letter “1B” or “2B” in its designation weighted on the basis of the respective principal balances of each such REMIC I Interest.  For federal income tax purposes, the Pass-Through Rate for the Class 2B1, Class 2B2, Class 2B3, Class 2B4, Class 2B5 and Class 2B6 Certificates and each Corresponding REMIC II Regular Interest for any Distribution Date shall be expressed as a per annum rate equal to the weighted average of each interest in REMIC I having the letter “3B,” “4B” or “5B” in its designation weighted on the basis of the respective principal balances of each such REMIC I Interest.

On each Distribution Date prior to distributions on the Certificates as provided in Section 3.01, interest shall be paid to each REMIC II Regular Interest at the time and in the amount that interest is paid to the Corresponding Class or Classes of Certificates.

As of any date, the principal balance of each REMIC II Regular Interest shall equal the Class Principal Balance of the respective Corresponding Class of Certificates.  The initial principal balance of each REMIC II Regular Interest shall equal the initial Class Principal Balance of the respective Corresponding Class or Classes of Certificates set forth in Section 2.03(c). Distributions of principal shall be deemed paid and Realized Losses shall be deemed allocated to the REMIC II Regular Interests in the same manner as they are allocated to the Corresponding Class or Classes of Certificates pursuant to Section 3.01 and Section 3.02.

(c)

REMIC III Designation.  The Trust shall issue each of the following Classes of Certificates, each of which shall have the following Certificate Rates and initial Class Principal Balances and which shall evidence ownership of a regular interest in REMIC III except to the extent provided below:

Class of Certificates	Initial Class Principal Balance or Notional Amount	Initial Certificate Rate
Class 1A1	$106,377,000	(1)
Class 1AX	$106,377,000 (2)	(3)
Class 2A1	$201,853,000	(4)
Class 2AX	$201,853,000 (5)	(6)
Class 3A1	$119,431,000	4.250% (7)
Class 3A2	$ 75,000,000	4.580% (8)
Class 3AX	$ 194,431,000 (9)	0.461% (10)
Class 4A1	$ 43,651,000	4.766% (11)
Class 5A1	$100,000,000	4.420% (12)
Class 5A2	$ 92,218,000	4.849% (13)
Class 5AX	$100,000,000 (14)	0.429% (15)
Class 1B1	$ 9,890,000	(16)
Class 1B2	$ 4,120,000	(17)
Class 1B3	$ 2,472,000	(18)
Class 1BX	$ 16,482,000 (19)	(20)
Class 1B4		$(21)
Class 1B5		$(21)
Class 1B6		$(21)
Class 2B1	$ 6,518,000	4.835% (22)
Class 2B2	$ 4,494,000	4.835% (22)
Class 2B3	$ 3,595,000	4.835% (22)
Class 2B4		$(23)
Class 2B5		$(23)
Class 2B6		$(23)
Class R	$ 100	3.403%(24)

(1)

For each Distribution Date, the Certificate Rate for the Class 1A1 Certificates will equal a per annum rate equal to lesser of (a) one-month LIBOR plus 0.330% and (b) the Net WAC Rate for Loan Group 1.  The REMIC regular interests evidenced by the Class 1A1 Certificates shall bear interest at a maximum interest rate equal to the Net WAC Rate for Group 1.  Any Net WAC Shortfall payable to a Class 1A1 Certificate shall be treated as being payable pursuant to the contractual rights described in Section 12.01(j) of the Standard Terms.

(2)

Notional Amount.

(3)

For each Distribution Date the Certificate Rate for the Class 1AX Certificates will equal a per annum rate equal to the excess, if any, of (a) the Net WAC Rate for Loan Group 1 over (b) the Certificate Rate for the Class 1A1 Certificates.  For federal income tax purposes, the Class 1AX Certificates shall represent (i) ownership of a REMIC regular interest in REMIC III (the “Class 1AX Interest”), (ii) ownership of the Class 1AX Certificate Account and (iii) an obligation to make payments pursuant to the contractual rights described in Section 12.01(j) of the Standard Terms.  The Class 1AX Interest shall be an interest-only regular interest in REMIC III, shall have a notional amount on each Distribution Date equal to the Notional Amount of the Class 1AX Certificates as of such Distribution Date and shall be entitled to receive interest at a rate equal to the Certificate Rate of the Class 1AX Certificates.

(4)

For each Distribution Date the Certificate Rate for the Class 2A1 Certificates will equal a per annum rate equal to the lesser of (a) one-month LIBOR plus 0.330% and (b) the Net WAC Rate for Loan Group 2.  The REMIC regular interests evidenced by the Class 2A1 Certificates shall bear interest at a maximum interest rate equal to the Net WAC Rate for Group 2.  Any Net WAC Shortfall payable to a Class 2A1 Certificate shall be treated as being payable pursuant to the contractual rights described in Section 12.01(j) of the Standard Terms.

(5)

Notional Amount.

(6)

For each Distribution Date the Certificate Rate for the Class 2AX Certificates will equal a per annum rate equal to the excess, if any, of (a) the Net WAC Rate for Loan Group 2 over (b) the Certificate Rate for the Class 2A1 Certificates.  For federal income tax purposes, the Class 2AX Certificates shall represent (i) ownership of a REMIC regular interest in REMIC III (the “Class 2AX Interest”), (ii) ownership of the Class 2AX Certificate Account and (iii) an obligation to make payments pursuant to the contractual rights described in Section 12.01(j) of the Standard Terms.  The Class 2AX Interest shall be an interest-only regular interest in REMIC III, shall have a notional amount on each Distribution Date equal to the Notional Amount of the Class 2AX Certificates as of such Distribution Date and shall be entitled to receive interest at a rate equal to the Certificate Rate of the Class 2AX Certificates.

(7)

For each Distribution Date on or prior to the Distribution Date in October 2007, the Certificate Rate for the Class 3A1 Certificates will equal a per annum rate equal to the lesser of (a) 4.250% and (b) the Net WAC Rate for Loan Group 3.  For each Distribution Date after the Distribution Date in October 2007, the Certificate Rate for the Class 3A1 Certificates will equal a per annum rate equal to the Net WAC Rate for Loan Group 3.

(8)

For each Distribution Date on or prior to the Distribution Date in October 2007, the Certificate Rate for the Class 3A2 Certificates will equal a per annum rate equal to the lesser of (a) 4.580% and (b) the Net WAC for Loan Group 3.  For each Distribution Date after the Distribution Date in October 2007, the Certificate Rate for the Class 3A2 Certificates will equal a per annum rate equal to the Net WAC Rate for Loan Group 3.

(9)

Notional Amount.

(10)

For each Distribution Date on or prior to the Distribution Date in October 2007, the Certificate Rate for the Class 3AX Certificates will equal a per annum rate equal to the excess, if any, of (a) the Net WAC Rate for Loan Group 3 over (b) the Certificate Rate for the Class 3A2 and Class 3A1 Certificates.

(11)

For each Distribution Date, the Certificate Rate for the Class 4A1 Certificates will equal a per annum rate equal to the Net WAC Rate for Loan Group 4.

(12)

For each Distribution Date prior to the Distribution Date in August 2009, the Certificate Rate for the Class 5A1 Certificates will equal a per annum rate equal to the lesser of (a) 4.420% and (b) the Net WAC Rate for Loan Group 5.

(13)

For each Distribution Date, the Certificate Rate for the Class 5A2 certificates will equal a per annum rate equal to the Net WAC Rate for Loan Group 5.

(14)

Notional Amount.

(15)

For each Distribution Date on or prior to the Distribution Date in August 2009, the Certificate Rate for the Class 5AX Certificates will equal a per annum rate equal to the excess, if any, of (a) the Net WAC Rate for Loan Group 5 over (b) the Certificate Rate for the Class 5A1 Certificates.

(16)

For each Distribution Date, the Certificate Rate for the Class 1B1 Certificates will equal a per annum rate equal to the lesser of (a) one-month LIBOR plus 0.550% and (b) the Net WAC Rate for Loan Group 1 and Loan Group 2, weighted on the basis of the related Group Subordinate Amounts.  The REMIC regular interests evidenced by the Class 1B1 Certificates shall bear interest at a maximum interest rate equal to that of the Class 1B4, Class 1B5 and Class 1B6 Certificates.  Any Net WAC Shortfall payable to a Class 1B1 Certificate shall be treated as being payable pursuant to the contractual rights described in Section 12.01(j) of the Standard Terms.

(17)

For each Distribution Date, the Certificate Rate for the Class 1B2 Certificates will equal a per annum rate equal to the lesser of (a) one-month LIBOR plus 0.900% and (b) the Net WAC Rate for Loan Group 1 and Loan Group 2, weighted on the basis of the related Group Subordinate Amounts.  The REMIC regular interests evidenced by the Class 1B2 Certificates shall bear interest at a maximum interest rate equal to that of the Class 1B4, Class 1B5 and Class 1B6 Certificates.  Any Net WAC Shortfall payable to a Class 1B2 Certificate shall be treated as being payable pursuant to the contractual rights described in Section 12.01(j) of the Standard Terms.

(18)

For each Distribution Date, the Certificate Rate for the Class 1B3 Certificates will equal a per annum rate equal to the lesser of (a) one-month LIBOR plus 1.600% and (b) the Net WAC Rate for Loan Group 1 and Loan Group 2, weighted on the basis of the related Group Subordinate Amounts.  The REMIC regular interests evidenced by the Class 1B3 Certificates shall bear interest at a maximum interest rate equal to that of the Class 1B4, Class 1B5 and Class 1B6 Certificates.  Any Net WAC Shortfall payable to a Class 1B3 Certificate shall be treated as being payable pursuant to the contractual rights described in Section 12.01(j) of the Standard Terms.

(19)

Notional Amount.

(20)

For each Distribution Date, the Certificate Rate for the Class 1BX Certificates will equal a per annum rate equal to the excess, if any, of (1) the Net WAC Rate for Loan Group 1 and Loan Group 2 weighted on the basis of the related Group Subordinate Amounts over (b) the weighted average of the Certificate Rates for the Class 1B1, Class 1B2 and Class 1B3 Certificates.  For federal income tax purposes, the Class 1BX Certificates shall represent (i) ownership of a REMIC regular interest in REMIC III (the “Class 1BX Interest”), (ii) ownership of the Class 1BX Certificate Account and (iii) an obligation to make payments pursuant to the contractual rights described in Section 12.01(j) of the Standard Terms.  The Class 1BX Interest shall be an interest-only regular interest in REMIC III, shall have a notional amount on each Distribution Date equal to the Notional Amount of the Class 1BX Certificates as of such Distribution Date and shall be entitled to receive interest at a rate equal to the Certificate Rate of the Class 1BX Certificates.

(21)

For each Distribution Date, the Certificate Rate for the Class 1B4, Class 1B5 and Class 1B6 Certificates will equal a per annum rate equal to the WAC for Loan Group 1 and Loan Group 2, weighted on the basis of the related Group Subordinate Amounts.

(22)

For each Distribution Date, the Certificate Rate for the Class 2B1, Class 2B2 and Class 2B3 Certificates will equal a per annum rate equal to the Net WAC Rate for Loan Group 3, Loan Group 4, and Loan Group 5, weighted on the basis of the related Group Subordinate Amounts.

(23)

For each Distribution Date, the Certificate Rate for the Class 2B4, Class 2B5 and Class 2B6 Certificates will equal a per annum rate equal to the WAC for Loan Group 3, Loan Group 4 and Loan Group 5, weighted on the basis of the related Group Subordinate Amounts.

(24)

The Certificate Rate for Class R Certificates will equal a per annum rate equal to the Net WAC Rate for Loan Group 2, weighted on the basis of the related Group Subordinate Amounts.  The Class R Certificates represent the aggregate residual interests of each REMIC.

(d)

REMIC Final Scheduled Distribution.  The “latest possible maturity date” for each REMIC and each Class of Certificates and REMIC Regular Interests is the 36th Distribution Date following the latest stated maturity date of any Mortgage Loan included in the Trust as of the Closing Date.

ARTICLE III

REMITTING TO CERTIFICATEHOLDERS

Section 3.01

Distributions to Certificateholders.

(a)

Distributions.  In accordance with Section 3.01(d) of the Standard Terms and subject to the exceptions set forth below, on each Distribution Date, the Securities Administrator shall withdraw the aggregate Available Distribution Amount (less any amounts withdrawn pursuant to Section 3.01(a)(iv) of the Standard Terms) for Loan Group 1, Loan Group 2, Loan Group 3, Loan Group 4 and Loan Group 5 and shall distribute it in the following manner and order of priority:

(i)

the Available Distribution Amount for Loan Group 1 shall be distributed in the following order of priority:

(1)

first, pro rata (based on their respective Accrued Certificate Interest), to the Class 1A1 and Class 1AX Certificates, Accrued Certificate Interest thereon; provided, however, that Accrued Certificate Interest otherwise distributable to the Class 1AX Certificates on any Distribution Date will instead be deposited into the Class 1AX Certificate Account to the extent of the related Required Reserve Fund Deposit for that Distribution Date;

(2)

second, to the Class 1A1 Certificates, in an amount up to the Senior Principal Distribution Amount for Loan Group 1, until the Class Principal Balance thereof is reduced to zero; and

(3)

third, from the Class 1AX Certificate Account, to the Class 1A1 Certificates, any Net WAC Shortfalls for such Distribution Date;

(ii)

the Available Distribution Amount for Loan Group 2 shall be distributed as follows:

(1)

first, pro rata (based on their respective Accrued Certificate Interest), to the Class 2A1, 2AX and Class R Certificates, Accrued Certificate Interest thereon; provided, however, that Accrued Certificate Interest otherwise distributable to the Class 2AX Certificates on any Distribution Date will instead be deposited into the Class 2AX Certificate Account to the extent of the related Required Reserve Fund Deposit for that Distribution Date;

(2)

second, sequentially to the Class R and Class 2A1 Certificates, in that order, in an amount up to the Senior Principal Distribution Amount for Loan Group 2, until the Class Principal Balance of each such Class is reduced to zero;

(3)

third, from the Class 2AX Certificate Account, to the Class 2A1 certificates, any Net WAC shortfalls for such Distribution Date;

(iii)

the Available Distribution Amount for Loan Group 3 shall be distributed as follows:

(1)

first, pro rata (based on their respective Accrued Certificate Interest) to the Class 3A1, Class 3A2 and Class 3AX Certificates, Accrued Certificate Interest thereon; and

(2)

second, pro rata (based on their respective Class Principal Balances) to the Class 3A1 and Class 3A2 Certificates in an amount up to the Senior Principal Distribution Amount for Loan Group 3, until the Class Principal Balance of each such Class is reduced to zero;

(iv)

the Available Distribution Amount for Loan Group 4 shall be distributed as follows:

(1)

first, to the Class 4A1 Certificates, Accrued Certificate Interest thereon; and

(2)

second, to the Class 4A1 Certificates, as principal, in an amount up to the Senior Principal Distribution Amount for Loan Group 4, until the Class Principal Balance thereof is reduced to zero; and

(v)

the Available Distribution Amount for Loan Group 5 shall be distributed as follows:

(1)

first, pro rata (based on their respective Accrued Certificate Interest), to the Class 5A1, Class 5A2 and Class 5AX Certificates, Accrued Certificate Interest thereon; and

(2)

second, pro rata (based on their respective Class Principal Balances) to the Class 5A1 and Class 5A2 Certificates, in an amount up to the Senior Principal Distribution Amount for Loan Group 5, until the Class Principal Balance of each such Class is reduced to zero.

(b)

Subject to the exceptions described below, unless the Class Principal Balances of the Subordinate Certificates related to Group 1 and Group 2 has been previously reduced to zero, the portion of the Available Distribution Amount from Loan Group 1 and Loan Group 2 remaining after making the distributions described above in paragraph (a) will be distributed in the following order of priority:

(i)

first, pro rata (based on their respective Accrued Certificate Interest) to the Class 1B1 and Class 1BX certificates, Accrued Certificate Interest on such class; provided, however, that the amount of Accrued Certificate Interest distributable to the Class 1BX Certificates pursuant to this subsection (i) will be equal to the product of (A) the Class 1BX Rate and (B) the Class Principal Amount of the Class 1B1 Certificates; and provided further, however, that Accrued Certificate Interest otherwise distributable to the Class 1BX certificates on any Distribution Date will instead be deposited into the Class 1BX Certificate Account to the extent of the related Required Reserve Fund Deposit for that Distribution Date;

(ii)

second, to the Class 1B1 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the related aggregate Subordinate Principal Distribution Amount until their Class Principal Balance has been reduced to zero;

(iii)

third, from the Class 1BX Certificate Account, to the Class 1B1 Certificates, any Net WAC Shortfalls for such Distribution Date;

(iv)

fourth, pro rata (based on their respective Accrued Certificate Interest) to the Class 1B2 and Class 1BX certificates, Accrued Certificate Interest distributable to such class; provided, however, that the amount of Accrued Certificate Interest on the 1BX Certificates pursuant to this subsection (iv) will be equal to the product of (A) the Class 1BX Rate and (B) the Class Principal Amount of the Class 1B2 Certificates; and provided further, however, that Accrued Certificate Interest otherwise distributable to the Class 1BX certificates on any Distribution Date will instead be deposited into the Class 1BX Certificate Account to the extent of the related Required Reserve Fund Deposit for that Distribution Date;

(v)

fifth, to the Class 1B2 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the aggregate related Subordinate Principal Distribution Amount until their Class Principal Balance has been reduced to zero;

(vi)

sixth, from the Class 1BX Certificate Account, to the Class 1B2 Certificates, any Net WAC Shortfalls for such Distribution Date;

(vii)

seventh, pro rata (based on their respective Accrued Certificate Interest) to the Class 1B3 and Class 1BX Certificates, Accrued Certificate Interest distributable to such class; provided, however, that the amount of Accrued Certificate Interest on the 1BX Certificates pursuant to this subsection (vii) will be equal to the product of (A) the Class 1BX Rate and (B) the Class Principal Amount of the Class 1B3 Certificates; and provided further, however, that Accrued Certificate Interest otherwise distributable to the Class 1BX certificates on any Distribution Date will instead be deposited into the Class 1BX Certificate Account to the extent of the related Required Reserve Fund for that Distribution Date;

(viii) eighth, to the Class 1B3 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the aggregate related Subordinate Principal Distribution Amount until their Class Principal Balance has been reduced to zero;

(ix)

ninth, from the Class 1BX Certificate Account, to the Class 1B3 Certificates, any Net WAC Shortfalls for such Distribution Date;

(x)

tenth, to the Class 1B4 Certificates, Accrued Certificate Interest on such class;

(xi)

eleventh, to the Class 1B4 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the aggregate related Subordinate Principal Distribution Amount until their Class Principal Balance has been reduced to zero;

(xii)

twelfth, to the Class 1B5 Certificates, Accrued Certificate Interest on such class;

(xiii) thirteenth, to the Class 1B5 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the aggregate related Subordinate Principal Distribution Amount until their Class Principal Balance has been reduced to zero;

(xiv) fourteenth, to the Class 1B6 Certificates, Accrued Certificate Interest on such class;

(xv)

fifteenth, to the Class 1B6 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the aggregate related Subordinate Principal Distribution Amount until their Class Principal Balance has been reduced to zero;

(xvi) sixteenth, to each Class of Certificates in order of seniority (and among the Senior Certificates to Loan Group 1 and Loan Group 2, pro rata, based on the amount of unreimbursed Realized Losses allocated to such Classes), up to the amount of unreimbursed Realized Losses allocated to that Class, if any (unless the allocation of Realized Losses has reduced any Class of Certificates to zero on a previous Distribution Date, in which case no amounts will be reimbursed to that Class); provided, however, that any amounts distributed pursuant to this paragraph (f)(xvi) will not cause a further reduction in the Class Principal Balance of any Class of Certificates.

(c)

Subject to the exceptions described below, unless the Class Principal Balances of a class of Subordinate Certificates related to Group 3, Group 4 and Group 5 has been previously reduced to zero, the portion of the Available Distribution Amount from Group 3, Group 4 and Group 5 in the aggregate remaining after making the distributions described above in paragraph (b) will be distributed in the following order of priority:

(i)

first, to the Class 2B1 Certificates, Accrued Certificate Interest on such Class;

(ii)

second, to the Class 2B1 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the aggregate related Subordinate Principal Distribution Amount until their Class Principal Balance has been reduced to zero;

(iii)

third, to the Class 2B2 Certificates, Accrued Certificate Interest on such Class;

(iv)

fourth, to the Class 2B2 Certificates, as principal, their pro rata share (based on their Class Principal Balance) of the aggregate related Subordinate Principal Distribution Amount until their Class Principal Balance has been reduced to zero;

(v)

fifth, to the Class 2B3 Certificates, Accrued Certificate Interest on such Class;

(vi)

sixth, to the Class 2B3 Certificates, as principal, their pro rata share (based on the Class Principal) of the aggregate related Subordinate Principal Distribution Amount until their Class Principal Balance has been reduced to zero;

(vii)

seventh, to the Class 2B4 Certificates, Accrued Certificate Interest on such Class;

(viii) eighth, to the Class 2B4 Certificates, as principal, their pro rata share (based on the Class Principal) of the aggregate related Subordinate Principal Distribution Amount until their Class Principal Balance has been reduced to zero;

(ix)

ninth, to the Class 2B5 Certificates, Accrued Certificate Interest on such Class;

(x)

tenth, to the Class 2B5 Certificates, as principal, their pro rata share (based on the Class Principal) of the aggregate related Subordinate Principal Distribution Amount until their Class Principal Balance has been reduced to zero;

(xi)

eleventh, to the Class 2B6 Certificates, Accrued Certificate Interest on such Class;

(xii)

twelfth, to the Class 2B6 Certificates, as principal, their pro rata share (based on the Class Principal) of the aggregate related Subordinate Principal Distribution Amount until their Class Principal Balance has been reduced to zero; and

(xiii) thirteenth, to each Class of Certificates in order of seniority (and among classes of Senior Certificates related to Loan Group 3, Loan Group 4 and Loan Group 5, pro rata, based on the amount of unreimbursed Realized Losses allocated to such Classes), up to the amount of unreimbursed Realized Losses allocated to that Class, if any (unless the allocation of Realized Losses has reduced any Class of Certificates to zero on a previous Distribution Date, in which case no amounts will be reimbursed to that Class); provided, however, that any amounts distributed pursuant to this paragraph (c)(xiii) will not cause a further reduction in the Class Principal Balance of any Class of Certificates.

(d)

On any Distribution Date for which a Net WAC Shortfall exists with respect to the Class 1A1 Certificates, the Securities Administrator will withdraw from the Class 1AX Certificate Account the amount for distribution to such Class equal to the lesser of (1) the amount of such Net WAC Shortfall and (2) the amounts available therefore on deposit in the Class 1AX Certificate Account as provided in subsection (a)(i)(3) above.  On any Distribution Date for which a Net WAC Shortfall exists with respect to the Class 2A1 Certificates, the Securities Administrator will withdraw from the Class 2AX Certificate Account the amount for distribution to the Class 2A1 Certificates equal to the lesser of (1) the amount of such Net WAC Shortfall and (2) the amount available therefore on deposit in the Class 2AX Certificate Account, as provided in subsection (a)(ii)(3) above.  On any Distribution Date for which a Net WAC Shortfall exists with respect to the Class 1B1, Class 1B2 and Class 1B3 Certificates, the Securities Administrator will withdraw from the Class 1BX Certificate Account an amount for distribution, sequentially, to the Class 1B1, Class 1B2 and Class 1B3 Certificates, in that order, in each case equal to the lesser of (1) the amount of such Net WAC Shortfall and (2) the amount available therefore on deposit in the Class 1BX Certificate Account, as provided in subsections (b)(iii), (b)(vi) and (b)(ix), as applicable, above.

(e)

At such time as all other Classes of Certificates have been paid in full and all Realized Losses previously allocated have been reimbursed in full (unless the allocation of Realized Losses has reduced any Class of Certificates to zero on a previous Distribution Date, in which case no amounts will be reimbursed to that Class), all remaining amounts to the Residual Certificates with respect to the Class R-I Interest.

(f)

Notwithstanding the above, if the Subordination Level for any Class of Subordinate Certificates on any Distribution Date is less than the Subordination Level on the Closing Date for such Class of Certificates (such Class, the “Affected Subordinate Certificates”), the aggregate portion of the Principal Prepayment Amount otherwise payable on such Distribution Date to Classes of Subordinate Certificates will be allocated as follows:

(i)

pro rata (based on their respective Class Principal Balances) to each Class of related Subordinate Certificates whose Subordination Level equals or exceeds its initial Subordination Level and the class of Affected Subordinate Certificates having the lowest numerical designation, or

(ii)

if no class of Subordinate Certificates has a Subordination Level equal to or in excess of its initial Subordination Level, to the Class of Affected Subordinate Certificates having the lowest numerical designation up to an amount sufficient to restore its Subordination Level to its initial Subordination Level, and then to the Class of Affected Subordinate Certificates having the next lowest numerical designation, in the same manner.

(g)

All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the outstanding principal balance or Notional Amount, as applicable of each such Certificate.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Regular Certificates, by wire transfer of immediately available funds to the account of a Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Holder is the registered owner of Regular Certificates with an initial principal amount of at least $1,000,000.  The Securities Administrator may charge the Holder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

(h)

Any amounts remaining in the Certificate Account on any Distribution Date after all allocations and distributions required to be made by this Trust Agreement have been made shall be paid to the Holders of the Class R Certificates with respect to the related REMIC.

Section 3.02

Allocation of Realized Losses and Shortfalls

(a)

Realized Losses.

(i)

On each Distribution Date, Realized Losses realized during the prior calendar month will be allocated to reduce the Class Principal Balances of the related Subordinate Certificates in reverse numerical order, in each case until the Class Principal Balance of each Class of related Subordinate Certificates has been reduced to zero.  If the Class Principal Balances of the Subordinate Certificates related to Group 1 and Group 2 or the Subordinate Certificates related to Group 3, Group 4 and Group 5 have been reduced to zero, further Realized Losses on the Mortgage Loans shall be allocated to the related Senior Certificates based on their outstanding Class Principal Balances in each case until the Class Principal Balance has been reduced to zero.

(ii)

If on any Distribution Date, any losses due to the bankruptcy of the related mortgagor, fraud on any party to the related mortgage documents and Special Hazard Losses such as natural disasters, which are not covered by special hazard insurance policies or flood insurance policies (“Special Losses”) are realized during the prior calendar month and the aggregate Class Principal Balance of the (i) Subordinate Certificates related to Loan Group 1 or Loan Group 2 or (ii) Subordinate Certificates related to Loan Group 3, Loan Group 4 or Loan Group 5 have been reduced to zero, and a Realized Loss that is a Special Loss is to be allocated to the certificates senior to such Loan Group or Loan Groups, as the case may be, such loss will be allocated to the most subordinate class of Subordinate Certificates of any Loan Group outstanding until the aggregate class Principal Balance of all Subordinate Certificates was reduced to zero.  Thereafter, Special Losses shall be allocated to the Senior Certificates of the related Loan Group.

(iii)

Whenever Realized Losses are required to be allocated to a Class of Certificates, the Realized Loss shall be allocated to Certificates of such Class of the related Loan Group or Loan Groups, as the case may be, based on their respective outstanding principal amounts.

(b)

Interest Shortfall.  Notwithstanding anything in the Standard Terms or this Trust Agreement to the contrary, on each Distribution Date, before any distributions are made on the Certificates, any Shortfall with respect to any Mortgage Loan shall be allocated to reduce the Accrued Certificate Interest on each Class of Senior Certificates related to the Loan Group of such Mortgage Loan and each Class of related Subordinate Certificates pro rata, based on the amount of Accrued Certificate Interest otherwise owing to each such Class pursuant to clause (i) of the definition of Accrued Certificate Interest.

(c)

Modification Losses.  Notwithstanding anything in the Standard Terms or this Trust Agreement to the contrary, in the event that the Note Rate on a Mortgage Loan is reduced as a result of a modification, waiver or amendment of the terms of such Mortgage Loan, whether agreed to by any Servicer or resulting from a bankruptcy, insolvency or similar proceeding involving the related Borrower, such modification, waiver or amendment shall be disregarded for purposes of calculating the Certificate Rate on any Class of Certificates.

(d)

Subsequent Recoveries.  With respect to any Subsequent Recoveries received with respect to a Mortgage Loan, such Subsequent Recoveries will be treated as a principal prepayment.  In addition, the Class Principal Balance of each Class of Certificates to which Realized Losses have been allocated will be increased, sequentially in the order of payment priority, by the amount of Subsequent Recoveries, but not by more than the amount of Realized Losses previously allocated to reduce the Class Principal Balance of such Class.

Section 3.03

Crossover Amounts.

(a)

If, as a result of losses on the Mortgage Loans in Loan Group 1 and Loan Group 2, the aggregate Class Principal Balance of the Group 1 and Group 2 Certificates exceeds the outstanding aggregate principal balance of the Mortgage Loans in Loan Group 1 and Loan Group 2 (such class or classes, the related “Affected Senior Certificates”, such Loan Group, the “Undercollateralized Loan Group”), then future principal payments otherwise allocable to the Subordinate Certificates related to Loan Group 1 and Loan Group 2 will be “crossed over” or used to repay principal of the Affected Senior Certificates by increasing the Senior Principal Distribution Amount for the Loan Group related to the Affected Senior Certificates in an amount equal to the lesser of (i) the aggregate amount of principal otherwise payable to the Subordinate Certificates related to Loan Group 1 and Loan Group 2 on such Distribution Date and (ii) the amount required to be paid to the Affected Senior Certificates so that their aggregate Class Principal Balance is equal to the outstanding aggregate principal balance of the Mortgage Loans in Loan Group 1 and Loan Group 2.

(b)

In addition, if, as a result of rapid prepayments, the aggregate Class Principal Balance of the Group 1 and Group 2 Certificates has been reduced to zero and such Senior Certificates are retired, amounts otherwise distributable as principal on each class of Subordinate Certificates related to Loan Group 1 and Loan Group 2 will instead be distributed as principal to the Senior Certificates related to the other Loan Group which remain outstanding, until the Class Principal Balances of the Subordinate Certificates related to Loan Group 1 and Loan Group 2 have been reduced to zero.  In order for the distribution priority described in the foregoing sentence to apply on any Distribution Date, it must also be true that either (a) the related Subordinate Percentage for that Distribution Date is less than 200% of such Subordinate Percentage as of the Cut Off Date, or (b) the average outstanding principal balance of the Mortgage Loans in Loan Group 1 and Loan Group 2 that are delinquent 60 days or more (including any such Mortgage Loans in foreclosure or bankruptcy and REO properties) during the most recent three calendar months as a percentage of the related Subordinate Percentage is greater than or equal to 50%.

(c)

If, as a result of losses on the Mortgage Loans in Loan Group 3, Loan Group 4 and Loan Group 5, the aggregate Class Principal Balance of the Group 3, Group 4 and Group 5 Certificates exceeds the outstanding aggregate principal balance of the Mortgage Loans in Loan Group 3, Loan Group 4 and Loan Group 5 (such class or classes, the related “Affected Senior Certificates”), then future principal payments otherwise allocable to the Subordinate Certificates related to Loan Group 3, Loan Group 4 and Loan Group 5 will be “crossed over” or used to repay principal of the Affected Senior Certificates by increasing the Senior Principal Distribution Amount for the Loan Group related to the Affected Senior Certificates in an amount equal to the lesser of (i) the aggregate amount of principal otherwise payable to the Subordinate Certificates related to Loan Group 3, Loan Group 4 and Loan Group 5 on such Distribution Date and (ii) the amount required to be paid to the Affected Senior Certificates so that their aggregate Class Principal Balance is equal to the outstanding aggregate principal balance of the Mortgage Loans in Loan Group 3, Loan Group 4 and Loan Group 5.  If on any Distribution Date, there is more than one undercollateralized Loan Group, the distributions described above will be made in proportion to the amounts by which the aggregate Class Principal Balance of the classes of Affected Senior Certificates related to a Loan Group exceeds the principal balance of the Mortgage Loans in such Loan Group.  In addition, to the extent the Available Distribution Amount for any Loan Group (without taking into account any cross-over payments from other Loan Groups) is less than the interest and principal then distributable to the related Senior Certificates, the remaining Available Distribution Amount for the other Loan Groups (after payment of all amounts distributable to Senior Certificates related to such Loan Groups) will be reduced pro rata by an aggregate amount equal to such shortfall, and the amount of such reduction will be added to the Available Distribution Amount of the Loan Group experiencing such shortfall.

(d)

In addition, if, as a result of rapid prepayments, the aggregate Class Principal Balance of the Group 3, Group 4 and Group 5 Certificates has been reduced to zero and such Senior Certificates are retired, amounts otherwise distributable as principal on each class of Subordinate Certificates related to Loan Group 3, Loan Group 4 and Loan Group 5 will instead be distributed as principal to the Senior Certificates related to the other Loan Groups which remain outstanding, until the Class Principal Balances of the Subordinate Certificates related to Loan Group 3, Loan Group 4 and Loan Group 5 have been reduced to zero.  In order for the distribution priority described in the foregoing sentence to apply on any Distribution Date, it must also be true that either (a) the related Subordinate Percentage for that Distribution Date is less than 200% of such Subordinate Percentage as of the Cut Off Date, or (b) the average outstanding principal balance of the Mortgage Loans in Loan Group 3, Loan Group 4 and Loan Group 5 that are delinquent 60 days or more (including any such Mortgage Loans in foreclosure or bankruptcy and REO properties) during the most recent three calendar months as a percentage of the related Subordinate Percentage is greater than or equal to 50%.

(e)

All distributions described in this Section 3.03 will be made in accordance with the priorities set forth in Section 3.01.

Section 3.04

Reserve Fund.

(a)

On the Closing Date, the Securities Administrator on behalf of the Trustee shall establish and maintain in the Trustee’s name, in trust for the benefit of the holders of the Class 1A1, Class 1AX, Class 2A1, Class 2AX, Class 1B1, Class 1B2, Class 1B3, and Class 1BX Certificates, a Reserve Fund, into which each Initial Reserve Fund Deposit Amount, on such date, shall be deposited.  The Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Securities Administrator held pursuant to this Agreement.  The Reserve Fund shall not be an asset of any REMIC established hereby.

(b)

The Reserve Fund will be comprised of three accounts:  the “Class 1AX Certificate Account”, the “Class 2AX Certificate Account” and the “Class 1BX Certificate Account”.  On each Distribution Date, the interest otherwise distributable to the Class 1AX Certificates for such Distribution Date will be deposited instead in the Class 1AX Certificate Account, the interest otherwise distributable to the Class 2AX Certificates for such Distribution Date will be deposited instead in the Class 2AX Certificate Account, on the Distribution Date, the interest otherwise distributable to the Class 1BX Certificates for such Distribution Date will be deposited instead in the Class 1BX Certificate Account, in each case to the extent of the Required Reserve Fund Deposit for such Class.

(c)

On any Distribution Date for which a Net WAC Shortfall exists with respect to the Class 1A1 Certificates, the Securities Administrator shall withdraw, to the extent of available funds therein, from the Class 1AX Certificate Account, the amount of such Net WAC Shortfall for distribution on such Distribution Date. On any Distribution Date for which a Net WAC Shortfall exists with respect to the Class 2A1 certificates, the Securities Administrator shall withdraw, to the extent of available funds therein, from the Class 2AX Certificate Account, the amount of such Net WAC Shortfall for distribution on such Distribution Date.  On any Distribution Date for which a Net WAC Shortfall exists with respect to the Class 1B1, Class 1B2, or Class 1B3 Certificates, the Securities Administrator shall withdraw, to the extent of available funds therein, from the Class 1BX Certificate Account, the amount of such Net WAC Shortfall for distribution on such Distribution Date.

(d)

Funds in the Class 1AX Certificate Account shall be invested in Permitted Investments.  Any earnings on amounts in the Class 1AX Certificate Account shall be for the benefit of the Class 1AX Certificateholders.  The Class 1AX Certificates shall evidence ownership of the Class 1AX Certificate Account for federal income tax purposes and the Holders thereof shall direct the Securities Administrator, in writing, as to investment of amounts on deposit therein.  The Class 1AX Certificateholders shall be liable for any losses incurred on such investments.  In the absence of written instructions from the Class 1AX Certificateholders as to investment of funds on deposit in the Class 1AX Certificate Account, such funds shall be invested in money market funds as described in paragraph (v) of the definition of “Permitted Investments.”  For all federal income tax purposes, amounts transferred by REMIC III to the Class 1AX Certificate Account shall be treated as amounts distributed by REMIC III to the Class 1AX Certificateholders as a distribution on the Class 1AX Interest.

(e)

Funds in the Class 2AX Certificate Account shall be invested in Permitted Investments.  Any earnings on amounts in the Class 2AX Certificate Account shall be for the benefit of the Class 2AX Certificateholders.  The Class 2AX Certificates shall evidence ownership of the Class 2AX Certificate Account for federal income tax purposes and the Holders thereof shall direct the Securities Administrator, in writing, as to investment of amounts on deposit therein.  The Class 2AX Certificateholders shall be liable for any losses incurred on such investments.  In the absence of written instructions from the Class 2AX Certificateholders as to investment of funds on deposit in the Class 2AX Certificate Account, such funds shall be invested in money market funds as described in paragraph (v) of the definition of “Permitted Investments.”  For all federal income tax purposes, amounts transferred by REMIC III to the Class 2AX Certificate Account shall be treated as amounts distributed by REMIC III to the Class 2AX Certificateholders as a distribution on the Class 2AX Interest.

(f)

Funds in the Class 1BX Certificate Account shall be invested in Permitted Investments.  Any earnings on amounts in the Class 1BX Certificate Account shall be for the benefit of the Class 1BX Certificateholders.  The Class 1BX Certificates shall evidence ownership of the Class 1BX Certificate Account for federal income tax purposes and the Holders thereof shall direct the Securities Administrator, in writing, as to investment of amounts on deposit therein.  The Class 1BX Certificateholders shall be liable for any losses incurred on such investments.  In the absence of written instructions from the Class 1BX Certificateholders as to investment of funds on deposit in the Class 1BX Certificate Account, such funds shall be invested in money market funds as described in paragraph (v) of the definition of “Permitted Investments.”  For all federal income tax purposes, amounts transferred by REMIC III to the Class 1BX Certificate Account shall be treated as amounts distributed by REMIC III to the Class 1BX Certificateholders as a distribution on the Class 1BX Interest.

(g)

If, immediately after any Distribution Date, the amount on deposit in the Class 1AX Certificate Account of the Reserve Fund exceeds the initial deposit therein, the Securities Administrator will distribute such excess to the Class 1AX Certificateholders.

(h)

If, immediately after any Distribution Date, the amount on deposit in the Class 2AX Certificate Account of the Reserve Fund exceeds the initial deposit therein, the Securities Administrator will distribute such excess to the Class 2AX Certificateholders.

(i)

If, immediately after any Distribution Date, the amount on deposit in the Class 1BX Certificate Account of the Reserve Fund exceeds the initial deposit therein, the Securities Administrator will distribute such excess to the Class 1BX Certificateholders.

(j)

Upon termination of the Trust Estate any amounts remaining in the Class 1AX Certificate Account, the Class 2AX Certificate Account or the Class 1BX Certificate Account shall be distributed to the Class 1AX Certificateholders, Class 2AX Certificateholders or Class 1BX Certificateholders, respectively.

ARTICLE IV

THE SECURITIES

Section 4.01

The Certificates.  The Certificates will be designated generally as the Mortgage Pass-Through Certificates, Series 2004-14.  The aggregate principal amount of Certificates that may be executed and delivered under this Trust Agreement is limited to $[[●]], except for Certificates executed and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Section 5.04 or 5.06 of the Standard Terms.  On the Closing Date, the Trustee shall execute, and the Certificate Registrar shall authenticate and deliver Mortgage Pass-Through Certificates in the names and amounts and to the Persons as directed by the Depositor.  The table in Section 2.03(c) sets forth the Classes of Certificates and the initial Class Principal Balance or Notional Amount, as applicable for each Class of the Certificates.

Section 4.02

Denominations.  Each of the Senior Certificates and the Senior Subordinate Certificates shall be issued in fully-registered, book-entry form and shall be Book-Entry Certificates.  The Senior Certificates (other than the Interest Only Certificates) shall be issued in minimum denominations of $25,000 initial certificate principal balance each and multiples of $1 in excess thereof.  The Subordinate Certificates will be issued in minimum denominations of $250,000 initial certificate principal balance each and multiples of $1 in excess thereof.  The Interest Only Certificates will be issued in minimum denominations of $1,000,000 initial certificate principal balance each and multiples of $1 in excess thereof.  In addition, one certificate of each Class (other than the Class R Certificates) may be issued evidencing the sum of an authorized denomination thereof and the remainder of the aggregate initial Class Principal Balance of such Class.  The Class R Certificates will be issued in percentage interests of 99.99% and 0.01%.  Each of the Class R Certificates and the Junior Subordinate Certificates shall be issued in fully-registered, certificated form.

Section 4.03

Redemption of Certificates.  Notwithstanding anything to the contrary in Section 10.02 of the Standard Terms, the obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Account, the Certificate Account and the REMIC I Distribution Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all of the assets of the Trust by the Master Servicer upon the date on which the aggregate Scheduled Principal Balance of the Mortgage Loans is equal to or less than 10% of the aggregate Scheduled Principal Balance of such Mortgage Loans as of the Cut-Off Date. Written notice of termination shall be given to each Certificateholder, and the final distribution shall be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.  Any repurchase of the assets of the Trust pursuant to this Section 4.03 shall be made at a price equal to the Termination Price.

Section 4.04

Securities Laws Restrictions.  Each of the Class 1B4, Class 1B5, Class 1B6, Class 2B4, Class 2B5 and Class 2B6 Certificates is a Class of Junior Subordinate Certificates subject to the restrictions on transfer contained in Section 5.05(a) of the Standard Terms.  The Class R Certificates are Residual Certificates subject to Section 5.05(c) of the Standard Terms.

ARTICLE V

MISCELLANEOUS PROVISIONS

Section 5.01

Request for Opinions.  (a) The Depositor hereby requests and authorizes McKee Nelson LLP, as its special counsel in this transaction, to issue on behalf of the Depositor such legal opinions to the Securities Administrator, Trustee and each Rating Agency as may be (i) required by any and all documents, certificates or agreements executed in connection with the Trust, or (ii) requested by the Securities Administrator, the Trustee, and Rating Agency or their respective counsels.

(b)

The Trustee hereby requests and authorizes its counsel to issue on its behalf such legal opinions to the Depositor, GSMC and Goldman, Sachs & Co. as may be required by any and all documents, certificates or agreements executed in connection with the establishment of the Trust and the issuance of the Certificates.

Section 5.02

Schedules and Exhibits.  Each of the Schedules and Exhibits attached hereto or referenced herein are incorporated herein by reference as contemplated hereby and by the Standard Terms.  Each Class of Certificates shall be in substantially the form attached hereto, as set forth in the Exhibit index.

Section 5.03

Governing Law.  THIS TRUST AGREEMENT SHALL BE GOVERNED BY, AND ITS PROVISIONS CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 5.04

Counterparts.  This Trust Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original but all of such counterparts shall together constitute but one and the same instrument.

Section 5.05

Notices.  All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to (a) in the case of the Depositor, 85 Broad Street, New York, New York 10004, Attention: President (telecopy number (212) 902-3000 and email addresses: howard.altarescu@gs.com and anton.kuzmanov@gs.com) or such other address, telecopy number or email address as may hereafter be furnished to each party to the Trust Agreement in writing by the Depositor, (b) in the case of the Securities Administrator, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: GSR 2004-14 or such other address or telecopy number as may hereafter be furnished to each party to the Trust Agreement in writing by the Securities Administrator (c) in the case of the Trustee, U.S. Bank National Association, One Federal Street, Third Floor Boston MA 02110, Attn: Corporate Trust Services/GSR Mortgage 2004-14 or such other address, telecopy number or email may hereafter be furnished to each party to the Trust Agreement in writing by the Trustee, and (d) in the case of the Master Servicer, Wells Fargo Bank, N.A., P.O. Box 98, Columbia, Maryland  21046, Attention: Corporate Trust Group (GSR 2004-14) (or in the case of overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland  21045) Telephone:  (410) 884-2000 Facsimile:   (410) 715-2380.  The addresses of the rating agencies required to be stated herein pursuant to Section 11.08(c) of the Standard Terms are Moody’s Investor Services, 99 Church Street, New York, New York 10007 and Standard & Poor’s Ratings Services, 55 Water Street, 40th Floor, New York, New York 10041.

[Signature page follows]

IN WITNESS WHEREOF, the Depositor, the Trustee, the Master Servicer, the Securities Administrator and the Custodian have caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of the day and year first above written.

GS MORTGAGE SECURITIES CORP.
  as Depositor

By:
Name:
Title:

WELLS FARGO BANK, N.A.
 as Master Servicer

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION
 as Trustee

By:
Name:
Title:

WELLS FARGO BANK, N.A.
 as Securities Administrator

By:
Name:
Title:

JPMORGAN CHASE BANK,
NATIONAL ASSOCIATION

as Custodian

By:

Name:
Title:

STATE OF NEW YORK	)
	)	ss
COUNTY OF NEW YORK	)

The foregoing instrument was acknowledged before me in the County of New York, this ___ day of November 2004, by _____________, a ____________ for GS Mortgage Securities Corp., a Delaware corporation, on behalf of the corporation.

Notary Public

My Commission expires:

STATE OF NEW YORK	)
	)	ss
COUNTY OF NEW YORK	)

The foregoing instrument was acknowledged before me in the County of New York, this ___ day of November 2004, by _______________, a ___________ of U.S. Bank National Association, on behalf of the company.

Notary Public

My Commission expires:

STATE OF NEW YORK	)
	)	ss
COUNTY OF NEW YORK	)

The foregoing instrument was acknowledged before me in the County of New York, this ___ day of November 2004, by _______________, a ___________ of Wells Fargo Bank, N.A., on behalf of the company.

Notary Public

My Commission expires:

STATE OF NEW YORK	)
	)	ss
COUNTY OF NEW YORK	)

The foregoing instrument was acknowledged before me in the County of New York, this ___ day of November 2004, by _______________, a ___________ of JPMorgan Chase Bank, National Association on behalf of the company.

Notary Public

My Commission expires:

SCHEDULE I

MORTGAGE LOANS

EXHIBIT 1A1

FORM OF CLASS 1A1 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 1A1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 1A1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 1A1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 1A1 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: VARIABLE [1]	APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 1A1 CERTIFICATES AS OF THE CLOSING DATE: $106,377,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$25,000 AND $1 IN EXCESS OF $25,000
DATE OF THE TRUST AGREEMENT: NOVEMBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $779,061,000
CLOSING DATE: NOVEMBER 26, 2004
FIRST DISTRIBUTION DATE: DECEMBER 27, 2004
FINAL SCHEDULED DISTRIBUTION DATE: SEPTEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D PB 3 ISIN NUMBER: US36242DPB37

_______________

1

For each Distribution Date, the Certificate Rate for the Class 1A1 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 1A1 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain interest only and hybrid adjustable-rate, fully amortizing, first lien, one- to four-family residential Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1A1 Certificates (the “Class 1A1 Certificates”) issued by the trust (the “Trust”) created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association, as trustee (the “Trustee”), JPMorgan Chase Bank, as custodian (the “Custodian”) and Wells Fargo Bank, N.A. as securities administrator and master servicer (in such capacities, respectively, the “Securities Administrator” and “Master Servicer”), a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-14 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 1A1 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee, the Master Servicer and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Securities Administrator, the Trustee and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Master Servicer or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED OFFICER

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the Entireties	UNIF GIFT MIN ACT— ____Custodian____________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act_______________ (State)

Additional abbreviations may also be used

though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee) the within Certificate and does hereby irrevocably constitute and, appoint                                       (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:	NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 1AX

FORM OF CLASS 1AX CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 1AX CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 1AX CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THIS CERTIFICATE HAS NO CERTIFICATE PRINCIPAL BALANCE AND IS NOT ENTITLED TO DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 1AX CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: VARIABLE[1]	APPROXIMATE AGGREGATE INITIAL NOTIONAL AMOUNT OF THE CLASS 1AX CERTIFICATES AS OF THE CLOSING DATE: $106,377,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$1,000,000 AND $1 IN EXCESS OF $1,000,000
DATE OF THE TRUST AGREEMENT: NOVEMBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $779,061,000
CLOSING DATE: NOVEMBER 26, 2004
FIRST DISTRIBUTION DATE: DECEMBER 27, 2004
FINAL SCHEDULED DISTRIBUTION DATE: JUNE 2007	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D PC 1 ISIN NUMBER: US36242DPC10

_______________

1

For each Distribution Date, the Certificate Rate for the Class 1AX Certificates will equal a variable rate determined in accordance with the Trust Agreement.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 1AX CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain interest only and hybrid adjustable-rate, fully amortizing, first lien, one- to four-family residential Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1AX Certificates (the “Class 1AX Certificates”) issued by the trust (the “Trust”) created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association, as trustee (the “Trustee”), JPMorgan Chase Bank, as custodian (the “Custodian”) and Wells Fargo Bank, N.A. as the securities administrator and master servicer (in such capacities, respectively, the “Securities Administrator” and “Master Servicer”), a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-14 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 1AX Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee, the Master Servicer and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Securities Administrator, the Trustee and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Master Servicer or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST

AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED OFFICER

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian____________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act_______________ (State)

Additional abbreviations may also be used

though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee) the within Certificate and does hereby irrevocably constitute and, appoint __________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:	NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 2A1

FORM OF CLASS 2A1 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 2A1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 2A1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 2A1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 2A1 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: VARIABLE [1]	APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 2A1 CERTIFICATES AS OF THE CLOSING DATE: $201,853,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$25,000 AND $1 IN EXCESS OF $25,000
DATE OF THE TRUST AGREEMENT: NOVEMBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $779,061,000
CLOSING DATE: NOVEMBER 26, 2004
FIRST DISTRIBUTION DATE: DECEMBER 27, 2004
FINAL SCHEDULED DISTRIBUTION DATE: SEPTEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D PD 9 ISIN NUMBER: US36242DPD92

_______________

1

For each Distribution Date, the Certificate Rate for the Class 2A1 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 2A1 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain interest only and hybrid adjustable-rate, fully amortizing, first lien, one- to four-family residential Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 2A1 Certificates (the “Class 2A1 Certificates”) issued by the trust (the “Trust”) created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association, as trustee (the “Trustee”), JPMorgan Chase Bank, as custodian (the “Custodian”) and Wells Fargo Bank, N.A. as the securities administrator and master servicer (in such capacities, respectively, the “Securities Administrator” and “Master Servicer”), a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-14 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 2A1 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee, the Master Servicer and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Securities Administrator, the Trustee and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Master Servicer or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED OFFICER

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian____________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act_______________ (State)

Additional abbreviations may also be used

though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee) the within Certificate and does hereby irrevocably constitute and, appoint ____________________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:	NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 2AX

FORM OF CLASS 2AX CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 2AX CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 2AX CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THIS CERTIFICATE HAS NO CERTIFICATE PRINCIPAL BALANCE AND IS NOT ENTITLED TO DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 2AX CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: VARIABLE [1]	APPROXIMATE AGGREGATE INITIAL NOTIONAL AMOUNT OF THE CLASS 2AX CERTIFICATES AS OF THE CLOSING DATE: $201,853,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$1,000,000 AND $1 IN EXCESS OF $1,000,000
DATE OF THE TRUST AGREEMENT: NOVEMBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $779,061,000
CLOSING DATE: NOVEMBER 26, 2004
FIRST DISTRIBUTION DATE: DECEMBER 27, 2004
FINAL SCHEDULED DISTRIBUTION DATE: JUNE 2009	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D PE 7 ISIN NUMBER: US36242DPE75

_______________

1

For each Distribution Date, the Certificate Rate for the Class 2AX1 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 2AX CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain interest only and hybrid adjustable-rate, fully amortizing, first lien, one- to four-family residential Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 2AX Certificates (the “Class 2AX Certificates”) issued by the trust (the “Trust”) created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association, as trustee (the “Trustee”), JPMorgan Chase Bank, as custodian (the “Custodian”) and Wells Fargo Bank, N.A. as the securities administrator and master servicer (in such capacities, respectively, the “Securities Administrator” and “Master Servicer”), a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-14 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 2AX Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee, the Master Servicer and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Securities Administrator, the Trustee and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Master Servicer or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED OFFICER

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian____________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act_______________ (State)

Additional abbreviations may also be used

though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee) the within Certificate and does hereby irrevocably constitute and, appoint __________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:	NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 3A1

FORM OF CLASS 3A1 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 3A1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 3A1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 3A1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 3A1 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 4.250%[1]	APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 3A1 CERTIFICATES AS OF THE CLOSING DATE: $119,431,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$25,000 AND $1 IN EXCESS OF $25,000
DATE OF THE TRUST AGREEMENT: NOVEMBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $779,061,000
CLOSING DATE: NOVEMBER 26, 2004	.
FIRST DISTRIBUTION DATE: DECEMBER 27, 2004
FINAL SCHEDULED DISTRIBUTION DATE: SEPTEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D PF 4 ISIN NUMBER: US36242DPF41

_______________

1

For each Distribution Date, the Certificate Rate for the Class 3A1 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 3A1 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain interest only and hybrid adjustable-rate, fully amortizing, first lien, one- to four-family residential Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 3A1 Certificates (the “Class 3A1 Certificates”) issued by the trust (the “Trust”) created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association, as trustee (the “Trustee”), JPMorgan Chase Bank, as custodian (the “Custodian”) and Wells Fargo Bank, N.A. as the securities administrator and master servicer (in such capacities, respectively, the “Securities Administrator” and “Master Servicer”), a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on the Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-14 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 3A1 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee, the Master Servicer and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Securities Administrator, the Trustee and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED OFFICER

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian____________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act_______________ (State)

Additional abbreviations may also be used

though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee) the within Certificate and does hereby irrevocably constitute and, appoint __________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:	NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 3A2

FORM OF CLASS 3A2 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 3A2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 3A2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 3A2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 3A2 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 4.580%[1]	APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 3A2 CERTIFICATES AS OF THE CLOSING DATE: $75,000,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$25,000 AND $1 IN EXCESS OF $25,000
DATE OF THE TRUST AGREEMENT: NOVEMBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $779,061,000
CLOSING DATE: NOVEMBER 26, 2004
FIRST DISTRIBUTION DATE: DECEMBER 27, 2004
FINAL SCHEDULED DISTRIBUTION DATE: SEPTEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D PG 2 ISIN NUMBER: US36242DPG24

_______________

1

For each Distribution Date, the Certificate Rate for the Class 3A2 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 3A2 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain interest only and hybrid adjustable-rate, fully amortizing, first lien, one- to four-family residential Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 3A2 Certificates (the “Class 3A2 Certificates”) issued by the trust (the “Trust”) created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association, as trustee (the “Trustee”), JPMorgan Chase Bank, as custodian (the “Custodian”) and Wells Fargo Bank, N.A. as the securities administrator and master servicer (in such capacities, respectively, the “Securities Administrator” and “Master Servicer”) a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-14 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 3A2 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee, the Master Servicer and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Securities Administrator, the Trustee and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED OFFICER

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian____________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act_______________ (State)

Additional abbreviations may also be used

though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee) the within Certificate and does hereby irrevocably constitute and, appoint __________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:	NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 3AX

FORM OF CLASS 3AX CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 3AX CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 3AX CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THIS CERTIFICATE HAS NO CERTIFICATE PRINCIPAL BALANCE AND IS NOT ENTITLED TO DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 3AX CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 0.461%[1]	APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 3AX CERTIFICATES AS OF THE CLOSING DATE: $194,431,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$1,000,000 AND $1 IN EXCESS OF $1,000,000
DATE OF THE TRUST AGREEMENT: NOVEMBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $779,061,000
CLOSING DATE: NOVEMBER 26, 2004
FIRST DISTRIBUTION DATE: DECEMBER 27, 2004
FINAL SCHEDULED DISTRIBUTION DATE: SEPTEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D PH 0 ISIN NUMBER: US36242DPH07

_______________

1

For each Distribution Date, the Certificate Rate for the Class 3AX Certificates will equal a variable rate determined in accordance with the Trust Agreement.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 3AX CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain interest only and hybrid adjustable-rate, fully amortizing, first lien, one- to four-family residential Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 3AX Certificates (the “Class 3AX Certificates”) issued by the trust (the “Trust”) created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association, as trustee (the “Trustee”), JPMorgan Chase Bank, as custodian (the “Custodian”) and Wells Fargo Bank, N.A. as the securities administrator and master servicer (in such capacities, respectively, the “Securities Administrator” and “Master Servicer”) a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-14 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 3AX Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee, the Master Servicer and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Securities Administrator, the Trustee and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED OFFICER

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian____________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act_______________ (State)

Additional abbreviations may also be used

though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee) the within Certificate and does hereby irrevocably constitute and, appoint __________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:	NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 4A1

FORM OF CLASS 4A1 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 4A1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 4A1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 4A1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 4A1 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 4.766[1]	APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 4A1 CERTIFICATES AS OF THE CLOSING DATE: $43,651,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$25,000 AND $1 IN EXCESS OF $25,000
DATE OF THE TRUST AGREEMENT: NOVEMBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $779,061,000
CLOSING DATE: NOVEMBER 26, 2004
FIRST DISTRIBUTION DATE: DECEMBER 27, 2004
FINAL SCHEDULED DISTRIBUTION DATE: SEPTEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D PL 1 ISIN NUMBER: US36242DPL19

_______________

1

For each Distribution Date, the Certificate Rate for the Class 4A1 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 4A1 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain interest only and hybrid adjustable-rate, fully amortizing, first lien, one- to four-family residential Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 4A1 Certificates (the “Class 4A1 Certificates”) issued by the trust (the “Trust”) created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association, as trustee (the “Trustee”), JPMorgan Chase Bank, as custodian (the “Custodian”) and Wells Fargo Bank, N.A. as the securities administrator and master servicer (in such capacities, respectively, the “Securities Administrator” and “Master Servicer”), a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on the Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-14 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 4A1 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee, the Master Servicer and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Securities Administrator, the Trustee and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by The Master Servicer or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED OFFICER

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the Entireties	UNIF GIFT MIN ACT— ____Custodian____________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act_______________ (State)

Additional abbreviations may also be used

though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee) the within Certificate and does hereby irrevocably constitute and, appoint __________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:	NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 5A1

FORM OF CLASS 5A1 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 5A1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 5A1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 5A1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 5A1 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 4.420%[1]	APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 5A1 CERTIFICATES AS OF THE CLOSING DATE: $100,000,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$25,000 AND $1 IN EXCESS OF $25,000
DATE OF THE TRUST AGREEMENT: NOVEMBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $779,061,000
CLOSING DATE: NOVEMBER 26, 2004
FIRST DISTRIBUTION DATE: DECEMBER 27, 2004
FINAL SCHEDULED DISTRIBUTION DATE: SEPTEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D PM 9 ISIN NUMBER: US36242DPM91

_______________

1

For each Distribution Date, the Certificate Rate for the Class 5A1 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 5A1 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain interest only and hybrid adjustable-rate, fully amortizing, first lien, one- to four-family residential Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 5A1 Certificates (the “Class 5A1 Certificates”) issued by the trust (the “Trust”) created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association, as trustee (the “Trustee”), JPMorgan Chase Bank, as custodian (the “Custodian”) and Wells Fargo Bank, N.A. as the securities administrator and master servicer (in such capacities, respectively, the “Securities Administrator” and “Master Servicer”), a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-14 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 5A1 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee, the Master Servicer and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Securities Administrator, the Trustee and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by The Master Servicer or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED OFFICER

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian____________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act_______________ (State)

Additional abbreviations may also be used

though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee) the within Certificate and does hereby irrevocably constitute and, appoint __________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:	NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 5A2

FORM OF CLASS 5A2 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 5A2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 5A2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 5A2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 5A2 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 4.849%[1]	APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 5A2 CERTIFICATES AS OF THE CLOSING DATE: $92,218,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$25,000 AND $1 IN EXCESS OF $25,000
DATE OF THE TRUST AGREEMENT: NOVEMBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $779,061,000
CLOSING DATE: NOVEMBER 26, 2004
FIRST DISTRIBUTION DATE: DECEMBER 27, 2004
FINAL SCHEDULED DISTRIBUTION DATE: SEPTEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D PN 7 ISIN NUMBER: US36242DPN74

_______________

1

For each Distribution Date, the Certificate Rate for the Class 5A2 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 5A2 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain interest only and hybrid adjustable-rate, fully amortizing, first lien, one- to four-family residential Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 5A2 Certificates (the “Class 5A2 Certificates”) issued by the trust (the “Trust”) created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association, as trustee (the “Trustee”), JPMorgan Chase Bank, as custodian (the “Custodian”) and Wells Fargo Bank, N.A. as the securities administrator and master servicer (in such capacities, respectively, the “Securities Administrator” and “Master Servicer”) a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-14 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 5A2 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee, the Master Servicer and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Securities Administrator, the Trustee and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, s Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED OFFICER

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the Entireties	UNIF GIFT MIN ACT— ____Custodian____________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act_______________ (State)

Additional abbreviations may also be used

though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee) the within Certificate and does hereby irrevocably constitute and, appoint __________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:	NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 5AX

FORM OF CLASS 5AX CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 5AX CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 5AX CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THIS CERTIFICATE HAS NO CERTIFICATE PRINCIPAL BALANCE AND IS NOT ENTITLED TO DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 5AX CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 0.429%[1]	APPROXIMATE AGGREGATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 5AX CERTIFICATES AS OF THE CLOSING DATE: $100,000,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$1,000,000 AND $1 IN EXCESS OF $1,000,000
DATE OF THE TRUST AGREEMENT: NOVEMBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $779,061,000
CLOSING DATE: NOVEMBER 26, 2004
FIRST DISTRIBUTION DATE: DECEMBER 27, 2004
FINAL SCHEDULED DISTRIBUTION DATE: SEPTEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D PP 2 ISIN NUMBER: US36242DPP23

_______________

1

For each Distribution Date, the Certificate Rate for the Class 5AX Certificates will equal a variable rate determined in accordance with the Trust Agreement.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 5AX CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain interest only and hybrid adjustable-rate, fully amortizing, first lien, one- to four-family residential Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 5AX Certificates (the “Class 5AX Certificates”) issued by the trust (the “Trust”) created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association, as trustee (the “Trustee”), JPMorgan Chase Bank, as custodian (the “Custodian”) and Wells Fargo Bank, N.A. as the securities administrator and master servicer (in such capacities, respectively, the “Securities Administrator” and “Master Servicer”) a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-14 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 5AX Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee, the Master Servicer and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Securities Administrator, the Trustee and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED OFFICER

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian____________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act_______________ (State)

Additional abbreviations may also be used

though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee) the within Certificate and does hereby irrevocably constitute and, appoint __________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:	NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 1B1

FORM OF CLASS 1B1 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 1B1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 1B1 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 1B1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 1B1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 1B1 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: VARIABLE[1]	APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 1B1 CERTIFICATES: $9,890,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$250,000 AND $1 IN EXCESS OF $250,000
DATE OF THE TRUST AGREEMENT: NOVEMBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $779,061,000
CLOSING DATE: NOVEMBER 26, 2004
FIRST DISTRIBUTION DATE: DECEMBER 27, 2004
FINAL SCHEDULED DISTRIBUTION DATE: SEPTEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D PQ 0 ISIN NUMBER: US36242DPQ06

_______________

1

For each Distribution Date, the Certificate Rate for the Class B1 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 1B1 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain interest only and hybrid adjustable-rate, fully amortizing, first lien, one- to four-family residential Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1B1 Certificates (the “Class 1B1 Certificates”) issued by the trust (the “Trust”) created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the “Trust Agreement”), between GS Mortgage Securites Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association, as trustee (the “Trustee”), JPMorgan Chase Bank, as custodian (the “Custodian”) and Wells Fargo Bank, N.A. as the securities administrator and master servicer (in such capacities, respectively, the “Securities Administrator” and “Master Servicer”), a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on the Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-14 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 1B1 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee, the Master Servicer and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Securities Administrator, the Trustee and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST

   AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the Entireties	UNIF GIFT MIN ACT— ____Custodian____________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act_______________ (State)

Additional abbreviations may also be used

though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee) the within Certificate and does hereby irrevocably constitute and, appoint __________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:	NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 1B2

FORM OF CLASS 1B2 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 1B2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 1B2 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 1B2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 1B2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 1B2 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: VARIABLE[1]	APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 1B2 CERTIFICATES: $4,120,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$250,000 AND $1 IN EXCESS OF $250,000
DATE OF THE TRUST AGREEMENT: NOVEMBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $779,061,000
CLOSING DATE: NOVEMBER 26, 2004
FIRST DISTRIBUTION DATE: DECEMBER 27, 2004
FINAL SCHEDULED DISTRIBUTION DATE: SEPTEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D PR 8 ISIN NUMBER: US36242DPR88

_______________

1

For each Distribution Date, the Certificate Rate for the Class 1B2 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 1B2 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain interest only and hybrid adjustable-rate, fully amortizing, first lien, one- to four-family residential Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1B2 Certificates (the “Class 1B2 Certificates”) issued by the trust (the “Trust”) created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the “Trust Agreement”), between GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association, as trustee (the “Trustee”), JPMorgan Chase Bank, as custodian (the “Custodian”) and Wells Fargo Bank, N.A. as the securities administrator and master servicer (in such capacities, respectively, the “Securities Administrator” and “Master Servicer”), a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on the Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-14 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 1B2 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee, the Master Servicer and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Securities Administrator, the Trustee and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST

 AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the Entireties	UNIF GIFT MIN ACT— ____Custodian____________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act_______________ (State)

Additional abbreviations may also be used

though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee) the within Certificate and does hereby irrevocably constitute and, appoint __________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:	NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 1B3

FORM OF CLASS 1B3 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 1B3 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 1B3 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 1B3 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 1B3 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 1B3 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: VARIABLE[1]	APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 1B3 CERTIFICATES: $2,472,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$250,000 AND $1 IN EXCESS OF $250,000
DATE OF THE TRUST AGREEMENT: NOVEMBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $779,061,000
CLOSING DATE: NOVEMBER 26, 2004
FIRST DISTRIBUTION DATE: DECEMBER 27, 2004
FINAL SCHEDULED DISTRIBUTION DATE: SEPTEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D PS 6 ISIN NUMBER: US36242DPS61

_______________

1

For each Distribution Date, the Certificate Rate for the Class 1B3 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 1B3 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain interest only and hybrid adjustable-rate, fully amortizing, first lien, one- to four-family residential Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1B3 Certificates (the “Class 1B3 Certificates”) issued by the trust (the “Trust”) created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the “Trust Agreement”), between GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association, as trustee (the “Trustee”) and JPMorgan Chase Bank, as custodian (the “Custodian”) and Wells Fargo Bank, N.A. as securities administrator and master servicer (in such capacities, respectively, “Securities Administrator” and “Master Servicer”), a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on the Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-14 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 1B3 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee, the Master Servicer and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Securities Administrator, the Trustee and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION, as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the Entireties	UNIF GIFT MIN ACT— ____Custodian____________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act_______________ (State)

Additional abbreviations may also be used

though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee) the within Certificate and does hereby irrevocably constitute  , appoint __________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:	NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 1B4

FORM OF CLASS 1B4 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 1B4 CERTIFICATE

THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

THIS CERTIFICATE MAY NOT BE PURCHASED BY A TRANSFEREE THAT IS OR IS ACTING ON BEHALF OF OR INVESTING THE ASSETS OF AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH, A “PLAN”), OR A GOVERNMENTAL PLAN AS DEFINED IN SECTION 3(32) OF ERISA THAT IS SUBJECT TO ANY ESSENTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW (A “SIMILAR LAW”), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA, SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW.

THIS CLASS 1B4 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 1B4 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 1B4 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 1B4 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: VARIABLE[1]	APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 1B4 CERTIFICATES: $2,307,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$250,000 AND $1 IN EXCESS OF $250,000
DATE OF THE TRUST AGREEMENT: NOVEMBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $779,061,000
CLOSING DATE: NOVEMBER 26, 2004
FIRST DISTRIBUTION DATE: DECEMBER 27, 2004
FINAL SCHEDULED DISTRIBUTION DATE: DECEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D PY 3 ISIN NUMBER: US36242DPY30

_______________

1

For each Distribution Date, the Certificate Rate for the Class 1B4 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 1B4 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain interest only and hybrid adjustable-rate, fully amortizing, first lien, one- to four-family residential Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

GOLDMAN, SACHS & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1B4 Certificates (the “Class 1B4 Certificates”) issued by the trust (the “Trust”) created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the “Trust Agreement”), between GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association, as trustee (the “Trustee”), JPMorgan Chase Bank, as custodian (the “Custodian”) and Wells Fargo Bank, N.A. as securities administrator and master servicer (in such capacities, respectively, the “Securities Administrator” and “Master Servicer”), a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on the Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

By receipt of this Certificate, the Holder is deemed to represent that:  (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and (C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-14 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 1B4 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $500,000.  The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee, the Master Servicer and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Securities Administrator, the Trustee and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the Entireties	UNIF GIFT MIN ACT— ____Custodian____________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act_______________ (State)

Additional abbreviations may also be used

though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee) the within Certificate and does hereby irrevocably constitute and, appoint __________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:	NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 1B5

FORM OF CLASS 1B5 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 1B5 CERTIFICATE

THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

THIS CERTIFICATE MAY NOT BE PURCHASED BY A TRANSFEREE THAT IS OR IS ACTING ON BEHALF OF OR INVESTING THE ASSETS OF AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH, A “PLAN”), OR A GOVERNMENTAL PLAN AS DEFINED IN SECTION 3(32) OF ERISA THAT IS SUBJECT TO ANY ESSENTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW (A “SIMILAR LAW”), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA, SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW.

THIS CLASS 1B5 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 1B5 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 1B5 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 1B5 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: VARIABLE[1]	APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 1B5 CERTIFICATES: $1,648,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$250,000 AND $1 IN EXCESS OF $250,000
DATE OF THE TRUST AGREEMENT: NOVEMBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $779,061,000
CLOSING DATE: NOVEMBER 26, 2004
FIRST DISTRIBUTION DATE: DECEMBER 27, 2004
FINAL SCHEDULED DISTRIBUTION DATE: DECEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D PZ 0 ISIN NUMBER: US36242DPQ05

_______________

1

For each Distribution Date, the Certificate Rate for the Class 1B5 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 1B5 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain interest only and hybrid adjustable-rate, fully amortizing, first lien, one- to four-family residential Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

GOLDMAN, SACHS & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1B5 Certificates (the “Class 1B5 Certificates”) issued by the trust (the “Trust”) created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the “Trust Agreement”), between GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association, as trustee (the “Trustee”), JPMorgan Chase Bank, as custodian (the “Custodian”) and Wells Fargo Bank, N.A. as securities administrator and master servicer (in such capacities, respectively, the “Securities Administrator” and “Master Servicer”), a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on the Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

By receipt of this Certificate, the Holder is deemed to represent that:  (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and (C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-14 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 1B5 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $500,000.  The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee, the Master Servicer and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Securities Administrator, the Trustee and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian____________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act_______________ (State)

Additional abbreviations may also be used

though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee) the within Certificate and does hereby irrevocably constitute and, appoint __________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:	NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 1B6

FORM OF CLASS 1B6 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 1B6 CERTIFICATE

THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

THIS CERTIFICATE MAY NOT BE PURCHASED BY A TRANSFEREE THAT IS OR IS ACTING ON BEHALF OF OR INVESTING THE ASSETS OF AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH, A “PLAN”), OR A GOVERNMENTAL PLAN AS DEFINED IN SECTION 3(32) OF ERISA THAT IS SUBJECT TO ANY ESSENTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW (A “SIMILAR LAW”), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA, SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW.

THIS CLASS 1B6 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 1B6 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 1B6 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 1B6 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: VARIABLE[1]	APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 1B6 CERTIFICATES: $991,856
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$250,000 AND $1 IN EXCESS OF $250,000
DATE OF THE TRUST AGREEMENT: NOVEMBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $779,061,000
CLOSING DATE: NOVEMBER 26, 2004
FIRST DISTRIBUTION DATE: DECEMBER 27, 2004
FINAL SCHEDULED DISTRIBUTION DATE: DECEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D QA 4 ISIN NUMBER: US36242DQA45

_______________

1

For each Distribution Date, the Certificate Rate for the Class 1B6 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 1B6 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain interest only and hybrid adjustable-rate, fully amortizing, first lien, one- to four-family residential Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

GOLDMAN, SACHS & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1B6 Certificates (the “Class 1B6 Certificates”) issued by the trust (the “Trust”) created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the “Trust Agreement”), between GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association, as trustee (the “Trustee”), JPMorgan Chase Bank, as custodian (the “Custodian”) and Wells Fargo Bank, N.A. as securities administrator and master servicer (in such capacities, respectively, the “Securities Administrator” and “Master Servicer”), a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on the Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

By receipt of this Certificate, the Holder is deemed to represent that:  (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and (C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-14 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 1B6 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $500,000.  The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee, the Master Servicer and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Securities Administrator, the Trustee and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the Entireties	UNIF GIFT MIN ACT— ____Custodian____________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act_______________ (State)

Additional abbreviations may also be used

though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee) the within Certificate and does hereby irrevocably constitute and, appoint __________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:	NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 1BX

FORM OF CLASS 1BX CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 1BX CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 1BX CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 1BX CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THIS CERTIFICATE HAS NO CERTIFICATE PRINCIPAL BALANCE AND IS NOT ENTITLED TO DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 1BX CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: VARIABLE[1]	APPROXIMATE AGGREGATE INITIAL NOTIONAL AMOUNT OF THE CLASS 1BX CERTIFICATES AS OF THE CLOSING DATE: $16,482,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$1,000,000 AND $1 IN EXCESS OF $1,000,000
DATE OF THE TRUST AGREEMENT: NOVEMBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $779,061,000
CLOSING DATE: NOVEMBER 26, 2004
FIRST DISTRIBUTION DATE: DECEMBER 27, 2004
FINAL SCHEDULED DISTRIBUTION DATE: JUNE 2007	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D PX 5 ISIN NUMBER: US36242DPX56

_______________

1

For each Distribution Date, the Certificate Rate for the Class 1BX Certificates will equal a variable rate determined in accordance with the Trust Agreement.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 1BX CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain interest only and hybrid adjustable-rate, fully amortizing, first lien, one- to four-family residential Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 1BX Certificates (the “Class 1BX Certificates”) issued by the trust (the “Trust”) created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association, as trustee (the “Trustee”), JPMorgan Chase Bank, as custodian (the “Custodian”) and Wells Fargo Bank, N.A. as the securities administrator and master servicer (in such capacities, respectively, the “Securities Administrator” and “Master Servicer”), a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-14 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 1BX Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee, the Master Servicer and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Securities Administrator, the Trustee and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Master Servicer or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the Entireties	UNIF GIFT MIN ACT— ____Custodian____________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act_______________ (State)

Additional abbreviations may also be used

though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee) the within Certificate and does hereby irrevocably constitute and, appoint __________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:	NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 2B1

FORM OF CLASS 2B1 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 2B1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 2B1 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 2B1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 2B1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 2B1 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 4.835%[1]	APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 2B1 CERTIFICATES: $6,518,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$250,000 AND $1 IN EXCESS OF $250,000
DATE OF THE TRUST AGREEMENT: NOVEMBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $779,061,000
CLOSING DATE: NOVEMBER 26, 2004
FIRST DISTRIBUTION DATE: DECEMBER 27, 2004
FINAL SCHEDULED DISTRIBUTION DATE: SEPTEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D PT 4 ISIN NUMBER: US36242DPT45

_______________

1

For each Distribution Date, the Certificate Rate for the Class 2B1 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 2B1 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain interest only and hybrid adjustable-rate, fully amortizing, first lien, one- to four-family residential Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 2B1 Certificates (the “Class 2B1 Certificates”) issued by the trust (the “Trust”) created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the “Trust Agreement”), between GS Mortgage Securites Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association, as trustee (the “Trustee”), JPMorgan Chase Bank, as custodian (the “Custodian”) and Wells Fargo Bank, N.A. as the securities administrator and master servicer (in such capacities, respectively, the “Securities Administrator” and “Master Servicer”), a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on the Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-14 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 2B1 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee, the Master Servicer and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Securities Administrator, the Trustee and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the Entireties	UNIF GIFT MIN ACT— ____Custodian____________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act_______________ (State)

Additional abbreviations may also be used

though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee) the within Certificate and does hereby irrevocably constitute and, appoint __________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:	NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 2B2

FORM OF CLASS 2B2 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 2B2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 2B2 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 2B2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 2B2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 2B2 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 4.835%[1]	APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 2B2 CERTIFICATES: $4,494,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$250,000 AND $1 IN EXCESS OF $250,000
DATE OF THE TRUST AGREEMENT: NOVEMBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $779,061,000
CLOSING DATE: NOVEMBER 26, 2004
FIRST DISTRIBUTION DATE: DECEMBER 27, 2004
FINAL SCHEDULED DISTRIBUTION DATE: SEPTEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D PU 1 ISIN NUMBER: US36242DPU18

_______________

1

For each Distribution Date, the Certificate Rate for the Class 2B2 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 2B2 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain interest only and hybrid adjustable-rate, fully amortizing, first lien, one- to four-family residential Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 2B2 Certificates (the “Class 2B2 Certificates”) issued by the trust (the “Trust”) created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the “Trust Agreement”), between GS Mortgage Securites Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association, as trustee (the “Trustee”), JPMorgan Chase Bank, as custodian (the “Custodian”) and Wells Fargo Bank, N.A. as the securities administrator and master servicer (in such capacities, respectively, the “Securities Administrator” and “Master Servicer”), a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on the Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-14 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 2B2 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee, the Master Servicer and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Securities Administrator, the Trustee and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the Entireties	UNIF GIFT MIN ACT— ____Custodian____________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act_______________ (State)

Additional abbreviations may also be used

though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee) the within Certificate and does hereby irrevocably constitute and, appoint __________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:	NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 2B3

FORM OF CLASS 2B3 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 2B3 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS 2B3 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 2B3 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 2B3 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 2B3 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 4.835%[1]	APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 2B3 CERTIFICATES: $3,595,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$250,000 AND $1 IN EXCESS OF $250,000
DATE OF THE TRUST AGREEMENT: NOVEMBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $779,061,000
CLOSING DATE: NOVEMBER 26, 2004
FIRST DISTRIBUTION DATE: DECEMBER 27, 2004
FINAL SCHEDULED DISTRIBUTION DATE: SEPTEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D PV 9 ISIN NUMBER: US36242DPV90

_______________

1 For each Distribution Date, the Certificate Rate for the Class 2B3 Certificates will equal a variable rate determined in accordance with the Trust Agreement.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 2B3 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain interest only and hybrid adjustable-rate, fully amortizing, first lien, one- to four-family residential Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 2B3 Certificates (the “Class 2B3 Certificates”) issued by the trust (the “Trust”) created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the “Trust Agreement”), between GS Mortgage Securites Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association, as trustee (the “Trustee”), JPMorgan Chase Bank, as custodian (the “Custodian”) and Wells Fargo Bank, N.A. as the securities administrator and master servicer (in such capacities, respectively, the “Securities Administrator” and “Master Servicer”), a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on the Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-14 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 2B3 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) with respect to the Certificates other than the Residual Certificates, by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $1,000,000.  The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee, the Master Servicer and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Securities Administrator, the Trustee and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the Entireties	UNIF GIFT MIN ACT— ____Custodian____________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act_______________ (State)

Additional abbreviations may also be used

though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee) the within Certificate and does hereby irrevocably constitute and, appoint __________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:	NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 2B4

FORM OF CLASS 2B4 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 2B4 CERTIFICATE

THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

THIS CERTIFICATE MAY NOT BE PURCHASED BY A TRANSFEREE THAT IS OR IS ACTING ON BEHALF OF OR INVESTING THE ASSETS OF AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH, A “PLAN”), OR A GOVERNMENTAL PLAN AS DEFINED IN SECTION 3(32) OF ERISA THAT IS SUBJECT TO ANY ESSENTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW (A “SIMILAR LAW”), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA, SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW.

THIS CLASS 2B4 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 2B4 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 2B4 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 2B4 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: VARIABLE[1]	APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 2B4 CERTIFICATES: $1,797,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$250,000 AND $1 IN EXCESS OF $250,000
DATE OF THE TRUST AGREEMENT: NOVEMBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $779,061,000
CLOSING DATE: NOVEMBER 26, 2004
FIRST DISTRIBUTION DATE: DECEMBER 27, 2004
FINAL SCHEDULED DISTRIBUTION DATE: DECEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D QB 2 ISIN NUMBER: US36242DQB28

_______________

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 2B4 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain interest only and hybrid adjustable-rate, fully amortizing, first lien, one- to four-family residential Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

GOLDMAN, SACHS & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 2B4 Certificates (the “Class 2B4 Certificates”) issued by the trust (the “Trust”) created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the “Trust Agreement”), between GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association, as trustee (the “Trustee”), JPMorgan Chase Bank, as custodian (the “Custodian”) and Wells Fargo Bank, N.A. as securities administrator and master servicer (in such capacities, respectively, the “Securities Administrator” and “Master Servicer”), a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on the Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

By receipt of this Certificate, the Holder is deemed to represent that:  (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and (C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-14 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 2B4 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $500,000.  The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee, the Master Servicer and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Securities Administrator, the Trustee and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Master Servicer or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the Entireties	UNIF GIFT MIN ACT— ____Custodian____________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act_______________ (State)

Additional abbreviations may also be used

though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee) the within Certificate and does hereby irrevocably constitute and, appoint __________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:	NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 2B5

FORM OF CLASS 2B5 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 2B5 CERTIFICATE

THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

THIS CERTIFICATE MAY NOT BE PURCHASED BY A TRANSFEREE THAT IS OR IS ACTING ON BEHALF OF OR INVESTING THE ASSETS OF AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH, A “PLAN”), OR A GOVERNMENTAL PLAN AS DEFINED IN SECTION 3(32) OF ERISA THAT IS SUBJECT TO ANY ESSENTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW (A “SIMILAR LAW”), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA, SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW.

THIS CLASS 2B5 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 2B5 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 2B5 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 2B5 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: VARIABLE[1]	APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 2B5 CERTIFICATES: $1,573,000
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$250,000 AND $1 IN EXCESS OF $250,000
DATE OF THE TRUST AGREEMENT: NOVEMBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $779,061,000
CLOSING DATE: NOVEMBER 26, 2004
FIRST DISTRIBUTION DATE: DECEMBER 27, 2004
FINAL SCHEDULED DISTRIBUTION DATE: DECEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D QC 0 ISIN NUMBER: US36242DQC01

_______________

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 2B5 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain interest only and hybrid adjustable-rate, fully amortizing, first lien, one- to four-family residential Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

GOLDMAN, SACHS & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 2B5 Certificates (the “Class 2B5 Certificates”) issued by the trust (the “Trust”) created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the “Trust Agreement”), between GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association, as trustee (the “Trustee”), JPMorgan Chase Bank, as custodian (the “Custodian”) and Wells Fargo Bank, N.A. as securities administrator and master servicer (in such capacities, respectively, the “Securities Administrator” and “Master Servicer”), a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on the Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

By receipt of this Certificate, the Holder is deemed to represent that:  (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and (C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-14 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 2B5 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $500,000.  The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee, the Master Servicer and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Securities Administrator, the Trustee and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the entireties	UNIF GIFT MIN ACT— ____Custodian____________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act_______________ (State)

Additional abbreviations may also be used

though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee) the within Certificate and does hereby irrevocably constitute and, appoint __________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:	NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT 2B6

FORM OF CLASS 2B6 CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 2B6 CERTIFICATE

THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

THIS CERTIFICATE MAY NOT BE PURCHASED BY A TRANSFEREE THAT IS OR IS ACTING ON BEHALF OF OR INVESTING THE ASSETS OF AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH, A “PLAN”), OR A GOVERNMENTAL PLAN AS DEFINED IN SECTION 3(32) OF ERISA THAT IS SUBJECT TO ANY ESSENTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW (A “SIMILAR LAW”), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA, SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW.

THIS CLASS 2B6 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS 2B6 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS 2B6 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 2B6 CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: VARIABLE[1]	APPROXIMATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS 2B6 CERTIFICATES: $1,125,047
PERCENTAGE INTEREST: 100%
MINIMUM DENOMINATION:	$250,000 AND $1 IN EXCESS OF $250,000
DATE OF THE TRUST AGREEMENT: NOVEMBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $779,061,000
CLOSING DATE: NOVEMBER 26, 2004
FIRST DISTRIBUTION DATE: DECEMBER 27, 2004
FINAL SCHEDULED DISTRIBUTION DATE: DECEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. 1	CUSIP NUMBER: 36242D QD 8 ISIN NUMBER: US36242DQD83

_______________

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS 2B6 CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain interest only and hybrid adjustable-rate, fully amortizing, first lien, one- to four-family residential Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

GOLDMAN, SACHS & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class 2B6 Certificates (the “Class 2B6 Certificates”) issued by the trust (the “Trust”) created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the “Trust Agreement”), between GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association, as trustee (the “Trustee”), JPMorgan Chase Bank, as custodian (the “Custodian”) and Wells Fargo Bank, N.A. as securities administrator and master servicer (in such capacities, respectively, the “Securities Administrator” and “Master Servicer”), a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  Distributions on this Certificate will generally be made from collections on the Mortgage Loans.  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

By receipt of this Certificate, the Holder is deemed to represent that:  (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and (C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-14 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of all the Class 2B6 Certificates.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement.  Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing by the Record Date immediately prior to such Distribution Date and such Certificateholder is the registered owner of an initial Certificate Principal Balance of at least $500,000.  The Securities Administrator may charge the Certificateholder a fee for any payment made by wire transfer.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee, the Master Servicer and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

The Depositor, the Securities Administrator, the Trustee and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by Countrywide Home Loans Servicing LP or at the direction of the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not defined herein shall have the meaning assigned to them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the Entireties	UNIF GIFT MIN ACT— ____Custodian____________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act_______________ (State)

Additional abbreviations may also be used

though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee) the within Certificate and does hereby irrevocably constitute and, appoint __________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:	NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.

EXHIBIT R

FORM OF CLASS R CERTIFICATE

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2004-14

CLASS R CERTIFICATE

ANY TRANSFEREE OF THIS CERTIFICATE MUST DELIVER TO THE TRUSTEE A RESIDUAL TRANSFEREE AFFIDAVIT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS, AND AN AFFIDAVIT RELATING TO VARIOUS TAX MATTERS, ALL AS DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN.  NO TRANSFER OF A CLASS R CERTIFICATE SHALL BE PERMITTED TO BE MADE TO A DISQUALIFIED ORGANIZATION, WHICH GENERALLY INCLUDES ANY ENTITY THAT WOULD BE EXEMPT FROM FEDERAL INCOME TAXATION (INCLUDING THE TAX ON UNRELATED BUSINESS TAXABLE INCOME) ON INCOME DERIVED FROM THIS CLASS R CERTIFICATE.  NOTWITHSTANDING THE FULFILLMENT OF THE PREREQUISITES DESCRIBED ABOVE, THE TRUSTEE MAY REFUSE TO RECOGNIZE A TRANSFER TO THE EXTENT NECESSARY TO AVOID A RISK OF (1) DISQUALIFICATION OF THE RELATED REMIC AS A REMIC OR (2) THE IMPOSITION OF A TAX UPON SUCH REMIC.  NO TRANSFER OF LESS THAN AN ENTIRE INTEREST IN A CLASS R CERTIFICATE MAY BE MADE UNLESS (1) THE INTEREST TRANSFERRED IS AN UNDIVIDED INTEREST OR (2) THE TRANSFEROR OR THE TRANSFEREE HAS PROVIDED THE TRUSTEE WITH AN OPINION THAT THE TRANSFER WILL NOT JEOPARDIZE THE REMIC STATUS OF THE REMIC.  RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE ARE DESCRIBED MORE FULLY HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY A TRANSFEREE THAT IS OR IS ACTING ON BEHALF OF OR INVESTING THE ASSETS OF AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT OR A KEOGH PLAN, WHICH IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH, A “PLAN”), OR A GOVERNMENTAL PLAN AS DEFINED IN SECTION 3(32) OF ERISA THAT IS SUBJECT TO ANY ESSENTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW (A “SIMILAR LAW”), OTHER THAN AN INSURANCE COMPANY USING THE ASSETS OF ITS GENERAL ACCOUNT UNDER CIRCUMSTANCES WHEREBY SUCH PURCHASE AND THE SUBSEQUENT HOLDING OF SUCH CERTIFICATE BY SUCH INSURANCE COMPANY WOULD NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR 407 OF ERISA, SECTION 4975 OF THE CODE, OR A MATERIALLY SIMILAR CHARACTERIZATION UNDER ANY SIMILAR LAW.

THIS CLASS R CERTIFICATE REPRESENTS A REMIC RESIDUAL INTEREST IN THREE “REMICS,” AS DESCRIBED IN THE TRUST AGREEMENT UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS R CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.  ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

GS MORTGAGE SECURITIES CORP., DEPOSITOR

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-14

CLASS R CERTIFICATE

INITIAL CERTIFICATE RATE PER ANNUM: 3.403%[1]	AGGREGATE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THE CLASS R CERTIFICATE: $100
PERCENTAGE INTEREST: [99.99]% [0.01]%
DATE OF THE TRUST AGREEMENT: NOVEMBER 1, 2004	APPROXIMATE AGGREGATE SCHEDULED PRINCIPAL BALANCE AS OF THE CUT-OFF DATE OF THE MORTGAGE LOANS HELD BY THE TRUST: $779,061,000
CLOSING DATE: NOVEMBER 26, 2004
FIRST DISTRIBUTION DATE: DECEMBER 27, 2004
FINAL SCHEDULED DISTRIBUTION DATE: SEPTEMBER 2034	TRUSTEE: U.S. BANK NATIONAL ASSOCIATION SECURITIES ADMINISTRATOR: WELLS FARGO BANK, N.A.
NO. [1][2]	CUSIP NUMBER: 36242D PW 7 ISIN NUMBER: US36242DPW73

_______________

GS MORTGAGE SECURITIES CORP.

MORTGAGE PARTICIPATION PASS THROUGH CERTIFICATES, SERIES 2004-14

CLASS R CERTIFICATE

evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of a pool of certain interest only and hybrid adjustable-rate, fully amortizing, first lien, one- to four-family residential Mortgage Loans formed and sold by

GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.  NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

[GOLDMAN, SACHS & CO] [WELLS FARGO BANK N.A.]

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class R Certificates (the “Class R Certificates”) issued by the trust (the “Trust”) created pursuant to a Master Servicing and Trust Agreement, dated as specified above (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor (hereinafter the “Depositor,” which term includes any successor entity under the Trust Agreement), U.S. Bank National Association, as trustee (the “Trustee”), JPMorgan Chase Bank, as custodian (the “Custodian”) and Wells Fargo Bank, N.A. as the securities administrator and master servicer (in such capacities, respectively, the “Securities Administrator” and “Master Servicer”), a summary of certain of the pertinent provisions of which is set forth hereafter.  The Trust consists primarily of a pool of Mortgage Loans.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in the Sale and Servicing Agreements, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

Distributions on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in December 2004 (each, a “Distribution Date”), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the Interest Accrual Period related to such Distribution Date (the “Record Date”).  All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement.  Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate’s Percentage Interest of the Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2004-14 (herein called the “Certificates”), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Principal Balance of the Class R Certificate.  The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement.  This Certificate will evidence in the aggregate [99.99] [0.01]% of the balance of the Class R Certificate.

Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement.  To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the Senior Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any.  All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

The Certificates are limited in right of payment to certain collections and recoveries in respect of the Mortgage Loans, all as more specifically set forth in the Trust Agreement.  As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Master Servicing Account, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the Certificate Principal Balance of each such Certificate.  Payment shall be made by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date.  Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

Elections will be made to treat the segregated portions of the Trust as multiple real estate mortgage investment conduits (each, a “REMIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).  Assuming that the election is made properly and that certain qualification requirements concerning the Mortgage Loans and the Certificates are met, the Holder of this Certificate will be treated for federal income tax purposes as the beneficial owner of the “residual interest” in each REMIC.  Accordingly, the Holder of this Class R Certificate will be subject to tax on its pro rata share of the taxable income or net loss on such Holder’s “residual interest” in each REMIC.  The requirement that the Holder of this Class R Certificate report its pro rata share of such income or loss will continue until there are no Certificates of any Class outstanding.

Pursuant to (and subject to the limitations set forth in) the Trust Agreement, the Securities Administrator or one of its affiliates, as agent of each REMIC (the “Tax Matters Person” or “TMP”), will provide each Holder of a Class R Certificate with information sufficient to enable such Certificateholder to prepare (i) its federal income tax and information returns and (ii) any reports required by the Code regarding the Certificates, except where such information is provided to each such Certificateholder by the Trustee pursuant to the Trust Agreement.  As the holder of the residual interest in each REMIC, the Holder of a Class R Certificate will have continuing administrative rights and obligations generally similar to those of a partner with respect to its partnership.  Such rights and obligations principally concern the REMIC’s federal income tax and information returns and the representation of the REMIC in administrative or judicial proceedings involving the Internal Revenue Service.  The TMP, however, will act on behalf of the Holders of the Class R Certificate as each REMIC’s representative for such proceedings.  The REMIC’s federal tax and information returns will be prepared by the TMP, and signed and filed by the Trustee.  Pursuant to the Trust Agreement, if the TMP is unable for any reason to fulfill its duties as TMP, then the Holder of the largest Percentage Interest of the Class R Certificate, without compensation, shall become the successor TMP for each REMIC.

By accepting this Certificate, the Holder of this Certificate agrees to be bound by the provisions of the Trust Agreement, and in particular, agrees that it shall (i) take any action required by the Code or Treasury regulations thereunder in order to create or maintain the REMIC status of any REMIC and (ii) refrain from taking any action that could endanger such status.

The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Securities Administrator, the Trustee, the Master Servicer and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee with the consent of the Certificateholders entitled to at least 51% of the Voting Rights.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement.  As provided in the Trust Agreement and subject to certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Securities Administrator or such other offices or agencies appointed by the Securities Administrator for that purpose and such other locations provided in the Trust Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Trustee and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Principal Balance will be issued to the designated transferee or transferees.

As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination.  No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

No transfer of any Class R Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the ”Act”) and effective registration or qualification under applicable state certificates laws, or is made in a transaction that does not require such registration or qualification.  In the event that a transfer is to be made without registration or qualification under the Act and applicable state certificates laws, the Trustee shall require that the transferee certify as to facts that, if true, would mean that the proposed transferee is a Qualified Institutional Buyer.  Neither the Depositor nor the Trustee is obligated to register or qualify any of the Class R Certificate under the Act or any other certificates law or to take any action not otherwise required under the Trust Agreement to permit the transfer of such Certificates without such registration or qualification.  Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor and the Trustee against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state certificates laws or is not made in accordance with such federal and state laws.

Notwithstanding anything herein to the contrary, any purported transfer of a Class R Certificate to or on behalf of a Plan Investor shall be null and void.

In addition, the Trustee shall not register any transfer of a Class R Certificate (including any beneficial interest therein) to a Disqualified Organization.  In addition, no Class R Certificate (or any beneficial interest therein) may be transferred unless the proposed transferee thereof provides the Trustee with a Residual Transferee Affidavit, which is an affidavit of the proposed transferee substantially in the form attached as Exhibit F to the Standard Terms, and the proposed transferor provides a certificate substantially in the form attached as Exhibit G to the Standard Terms.  Notwithstanding the fulfillment of the prerequisites described above, the Trustee may refuse to recognize any transfer to the extent necessary to avoid a risk of (i) disqualification of any REMIC created pursuant to Section 2.03 of the Trust Agreement as a REMIC or (ii) the imposition of a tax upon any REMIC.  Any attempted transfer in violation of the foregoing restrictions shall be null and void and shall not be recognized by the Trustee.

If a tax or a reporting cost is borne by the REMIC as a result of the transfer of a Class R Certificate (or any beneficial interest therein) in violation of the restrictions set forth herein and in the Trust Agreement, the Trustee shall pay such tax or reporting cost with amounts that otherwise would have been paid to the transferee of the Class R Certificate (or beneficial interest therein).  In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Depositor or the Trustee, the Trust, any REMIC, or any other Holders, and none of such parties shall have any liability for payment of any such tax or reporting cost.

The Depositor, the Securities Administrator, the Trustee and the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Trustee, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:  (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by a Servicer identified in the Trust Agreement or the Depositor, in accordance with the Trust Agreement when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-Off Date.  Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination.

Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at the Termination Price.

Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

Capitalized terms used herein and not otherwise defined shall have the meaning given them in the Trust Agreement.

In the event that the terms of this Certificate conflict with the terms of the Trust Agreement, the terms of the Trust Agreement shall control.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:	U.S. BANK NATIONAL ASSOCIATION as Trustee
By: AUTHORIZED OFFICER

CERTIFICATE OF AUTHENTICATION

THIS IS ONE OF THE CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

WELLS FARGO BANK, N.A., as Certificate Registrar
By: AUTHORIZED SIGNATORY

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common TEN ENT—as tenants by the Entireties	UNIF GIFT MIN ACT— ____Custodian____________ (Cust) (Minor)
JT TEN—as joint tenants with rights of survivorship and not as Tenants in Common	Under Uniform Gifts to Minors Act_______________ (State)

Additional abbreviations may also be used

though not in the above list.

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE

(Please print or typewrite name and address of assignee) the within Certificate and does hereby irrevocably constitute and, appoint __________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:	NOTICE: The signature to this assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED: The signature must be guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange or another national certificates exchange.  Notarized or witnessed signatures are not acceptable.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of _____________________, account number _________________, or if mailed by check to ______________________________.  Applicable reports and statements should be mailed to __________________________.  This information is provided by ____________________________, the assignee named above, or _______________, as agent.